As filed with the Securities and Exchange Commission on April 19, 2018
1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651
CIK No. 0001055225

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 13
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 80
LLANY Separate Account R for Flexible Premium Variable Life Insurance
(Exact Name of Registrant)
Lincoln SVULone2007
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2017 was filed March 26, 2018.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2018 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on January 29, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2018

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
No-Lapse Protection.  Your Policy will include the No-Lapse Enhancement Rider and the Premium Reserve Rider, which may help you manage some of the risk of Policy Lapse.
The No-Lapse Enhancement Rider may prevent a Policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make.
The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less

Indebtedness. Refer to the section headed “Premium Reserve Rider” in the Riders section of this prospectus for more information about the benefits of this rider.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments.
Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	7.0% in Policy Years 1-20; and 4% in Policy Years 21 and beyond. [1]
Surrender Charge* [2]
A dollar amount per $1,000 of Specified amount.	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge may be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$60.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 45, standard non-tobacco, in year one.		$25.81 per $1,000
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
1The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
2 During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00215 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.60%.[2]
Administrative Fee*	Monthly
Flat fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.61 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.17334 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.		5%[3]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.[4]
Overloan Protection Rider	One-time charge when benefit is elected.
A percentage of the then current Accumulation Value.
Maximum Charge		5%
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Premium Reserve Rider[5]	When you direct a Premium to this rider	4% of each Premium Payment allocated to the Rider.[5]
	When Rider Accumulation Value is transferred to Policy during Policy Years 1-10[5]	3% of amount transferred
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10; 0.20% in Policy Years 11-20; and 0% in Policy Years 21 and beyond.
[3]	Effective annual interest rate of 5% in years 1-10 and 4.1% in years 11 and beyond. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4%. The net cost of your loan (that is the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1% in Policy Years 1-10 and 0.1% in Policy Years 11 and beyond.
[4]	There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.
[5]	Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the rider are subject to the 4% charge shown in the Table and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I. This 4% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10, 0.20% for Policy Years 11-20, and 0% for Policy Years 21 and beyond).
Transfers of Accumulation Value from the rider to the Policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.
Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the maximum and minimum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.54% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.70%. These waivers and reductions generally extend through April 30, 2019 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.

•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.

Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class): Capital appreciation and current income; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
If you take no action upon notification of a fund liquidation, closure or merger the funds from the terminating fund will automatically transfer into the money market Sub-Account. Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Policy Date and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. In considering related state taxes, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owners resides. Policy-related taxes imposed by the states range from 0.0% to 4.0%. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
General:
Your Policy gives you the right to (i) fully surrender your Policy (a “Full Surrender”) and receive the “Accumulation Value” of the Policy less any applicable Surrender Charges (which is called the Policy's “Surrender Value”); (ii) partially surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a “Partial Surrender”); and (iii) request a Reduction in the Specified Amount of your Policy (a “Reduction in Specified Amount”). The “Accumulation Value” of your Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value (see section headed “Premiums – Policy Values” for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the Policy's Surrender Value (see section headed “Policy Surrenders – Partial Surrender” for a detailed discussion).
A “Surrender Charge” may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy. No Surrender Charge is imposed if you request a Partial Surrender.
The Surrender Charge varies by age of the Insureds, the number of years since the “Policy Date” or the date of each increase in Specified Amount, and the Specified Amount. (See section headed “Your Insurance Policy” for a discussion of Policy Date.) The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each Policy when your Policy is issued. That schedule will calculate the applicable Surrender Charge for you for each year during which a Surrender Charge based upon the Initial Specified Amount of your Policy will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount of your Policy by (b) the Initial Specified Amount divided by 1,000.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your registered representative. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus.
For Full Surrenders, the duration of the Surrender Charge is 15 years from the Policy Date for the Initial Specified Amount and 15 years from the date of each increase in Specified Amount. For Reductions in Specified Amount, the duration of the Surrender Charge is 10 years from the Policy Date for the Initial Specified Amount and 10 years from the date of each increase in the Specified Amount. If there has been more than one increase in Specified Amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years from the Policy Date or 15 years from the effective date of each increase in Specified Amount.
When you apply for the Policy, your registered representative can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your registered representative before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.
Full Surrenders:
If you request a Full Surrender of your Policy in which the Specified Amount has neither increased nor decreased, the Surrender Charge will equal 1) multiplied by 2) where:
1)	is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;
and
2)	the Initial Specified Amount divided by 1,000.
For example, the Surrender Charge for a Full Surrender of a Policy at the end of the second Policy Year for a male, standard non-tobacco, issue age 45 and a female, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $9.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $9,120.
If you request a Full Surrender of your Policy after you have requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:
1)	is
a)	the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by
b)	the Initial Specified Amount divided by 1,000; and
2)	is for each increase in Specified Amount
a)	the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by
b)	the increased Specified Amount divided by 1,000
If you request a Full Surrender of the Policy in which you have requested a Reduction in Specified Amount, the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:
1)	is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; and
2)	is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and
3)	is the Specified Amount divided by 1,000.
The charge assessed upon a Full Surrender will be subtracted from the Policy's Accumulation Value. If the Policy's Net Accumulation Value does not cover the Policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.
Reduction in Specified Amount:
If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

1)    is the amount of this decrease plus any prior decreases;

2)    is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

3)    is the Initial Specified Amount; and

4)    is the then applicable Surrender Charge.

The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.
The same calculation is made each time you request a Reduction in Specified Amount.
If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.
If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary, a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or remaining part of a previous increase in Specified Amount will be next surrendered in whole or in part.
If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you thereafter request a Reduction in Specified Amount.
We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
Your request for a Reduction in Specified Amount will become effective on the day on which we approve your request if that day is a Monthly Anniversary Day. If that day is not a Monthly Anniversary Day, your request will become effective on the Monthly Anniversary Day which next follows the day on which we approve your request.
Partial Surrender:
There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed “Policy Surrenders – Partial Surrender” for a detailed discussion). In addition, a Partial Surrender may reduce the Policy's Specified Amount if you have elected Death Benefit Option 1 (see section headed “Policy Surrenders - Partial Surrender” for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the Policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the Policy as life insurance for the purposes of federal income tax law (see section headed “Tax Issues – Taxation of Life Insurance in General” for detailed discussion).
Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11-20, and 0% in Policy Years 21 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first 10 Policy Years from Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insureds' ages, gender, premium class and Benefit Selection Option percentage, if any. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4.1% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5% of the then current Accumulation Value.
Premium Reserve Rider.  We deduct 4% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3% of amount transferred during Policy Years 1 – 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond).
In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insureds.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts and Fixed Account on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund at the time you make your Premium Payment allocations which will also be used for Automatic Rebalancing.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing

will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed “No-Lapse Enhancement rider”, “Overloan Protection Rider”, and “Premium Reserve Rider”. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your registered representative for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider form your Policy before you make your decision.
Some of the riders discussed below are optional and you must decide whether to apply for those riders. The No-Lapse Enhancement Rider, the Premium Reserve Rider, and the Overloan Protection Rider will automatically be included with your Policy.
No-Lapse Enhancement Rider:   This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.
No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:
1)	the rider has not terminated (see subsection headed “Rider Termination” for more information about when the rider terminates);
2)	the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider – also known as the “duration of lapse protection” – has not ended); see sub-section headed “Duration of No-Lapse Protection”); and
3)	either the “No-Lapse Value” or the “Reset Account Value”, less any Indebtedness, is greater than zero.
We will automatically issue this rider with your Policy. There is no charge for this rider.
The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.
If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed “Death Benefits” for more information.
We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the “Reference Rates and Fees”. The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.
Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a Policy Month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a Policy Month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).
At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.
The No-Lapse Value. On each Monthly Anniversary Day (see section headed “Policy Charges and Fees” for a discussion of “Monthly Anniversary Day”), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:
1)	is the No-Lapse Value on the preceding Monthly Anniversary Day;
2)	is all Net Premium Payments received since the preceding Monthly Anniversary Day;
3)	is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;
4)	is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;
5)	is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and
6)	is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.
Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed “Surrender Charges - Reduction in Specified Amount” for further information).
On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.
The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first Policy Month.
The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.
The Reset Account Value. On each Monthly Anniversary Day (see section headed “Policy Charges and Fees” for a discussion of “Monthly Anniversary Day”), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:

1)	is the Reset Account Value on the preceding Monthly Anniversary Day;
2)	is all Net Premium Payments received since the preceding Monthly Anniversary Day;
3)	is accumulated interest credited to the Reset Account Value;
4)	is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;
5)	is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and
6)	is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.
Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed “Surrender Charges – Reduction in Specified Amount” for further information).
On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.
The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first Policy Month.
The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.
On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.
Death Benefits Under the Policy and the Rider. You will select a guaranteed minimum death benefit (the “Guaranteed Minimum Death Benefit”) on the application for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the Policy Specifications page.
The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the Policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the Policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.
If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed “Death Benefits” for more information.
If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.

If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the “No-Lapse Provision Death Benefit”) is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of the second Insured’s death. This death benefit may be less than the Specified Amount of the Policy.
If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the “Reset Account Value Provision Death Benefit”) is the greater of:
1)	a) the lesser of
(i)	the current Specified Amount and
(ii)	Initial Specified Amount, minus
(b)	Indebtedness, and minus
(c)	any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or
2)	an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of the second death.
If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed “Death Benefits” for more information.
If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed “Lapse and Reinstatement”).
The following examples demonstrate for the Policy described below the death benefit under the Policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed “No-Lapse Enhancement Rider Death Benefit” shows the amount of the benefit which would be paid if the rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.
•	Insured: Male Standard Non-tobacco, age 55 and Female Standard Non-tobacco, age 55
•	Specified Amount: $1,000,000
•	Annual Premium Payment: $15,000 paid annually at or before the beginning of each of the first 30 Policy Years
•	No Indebtedness on the Policy
•	Death Benefit Option: 1 (level)
•	Benefit Selection Option: Not Elected
•	Assumed Investment Return: 8% gross (7.24% net)
•	No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	65	164,262	1,000,000	900,000	1,000,000	1,000,000
20	75	502,925	1,000,000	900,000	1,000,000	1,000,000
30	85	1,213,745	1,274,432	900,000	1,000,000	1,000,000
40	95	2,426,216	2,450,478	900,000	-	900,000
50	105	4,952,826	4,952,826	900,000	-	900,000
The above example shows a Policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the Policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the second Insured.
The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:
•	Assumed Investment Return: 0% gross (-0.76% net)

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	65	103,616	1,000,000	900,000	1,000,000	1,000,000
20	75	202,807	1,000,000	900,000	1,000,000	1,000,000
30	85	234,893	1,000,000	900,000	1,000,000	1,000,000
35	90	44,097	1,000,000	900,000	-	900,000
40	95	-	-	900,000	-	900,000
50	105	-	-	900,000	-	900,000
The second example shows a Policy in which the Accumulation Value declines to 0 in between Policy Years 35 and 40. At that point, the No-Lapse Enhancement Rider will keep the Policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the Policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the Policy in force without the No-Lapse Enhancement Rider.
The No-Lapse Enhancement Rider can provide benefits when your Policy’s Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy Lapse when the Policy’s Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.
Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed “Optional Sub-Account Allocation Programs” for more information about Automatic Rebalancing.
We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the Policy’s Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.
Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of No-Lapse protection.
The duration of the lapse protection provided by this rider may be reduced if:
1)	Premiums or other deposits are not received on or before their due date; or
2)	you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.
The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:
Sample Policy
•	Insured: Male Standard Non-tobacco and Female Standard Non-tobacco, each age 55
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not elected
•	Planned annual Premium Payment: $8,500
Duration of lapse protection:
1)	if Premiums are received on the planned payment date each year: 407 months; or
2)	if Premiums are received 30 days after the planned payment date each year: 405 months.
The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your registered representative.
Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1)	the younger Insured reaches or would have reached age 121; or
2)	surrender or other termination of the Policy; or
3)	Automatic Rebalancing is discontinued; or
4)	an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.
If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.
Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the “Monthly Administrative Expense Fee”) deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your Policy’s Accumulation Value.
By reducing the monthly charges deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement rider.
When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed “No-Lapse Enhancement Rider” for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.
The following example shows two Policies on the same Insureds. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:
Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: None	$0.1733 per thousand of Specified Amount (higher)	$0.0992 per thousand of Specified Amount (lower)	This option offers the best No-Lapse protection available. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.

Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: 100%	$0.0267 per thousand of Specified Amount (lower)	$0.1592 of Specified Amount (higher)	This option offers the least amount of No-Lapse protection. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the Premiums which you must pay in order to satisfy the No-Lapse requirements of the rider will increase.
You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;

4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Premium Reserve Rider.  We will automatically issue this rider with your Policy. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of Sub-Accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the “Premium Reserve Rider Sub-Accounts”), (ii) values held in the portion of the Fixed Account created specifically for the rider (the “Premium Reserve Rider Fixed Account”), and (iii) values held in the Premium Reserve Rider Loan Account (see section headed “Policy Loans” for a discussion of borrowing against the Premium Reserve Rider Accumulation Value).
A Premium Load of 4% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.
Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.
Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily Mortality and Expense Risk Charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include the amount of the Cost of Insurance Charge and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.
You may request us to transfer all or part of the Premium Reserve Rider’s Accumulation Value to your Policy at any time. Transfers of the Premium Reserve Rider Accumulation Value to your Policy are subject to a deduction of 3% from each amount transferred (the 3% charge is called the Premium Reserve Rider Transfer Load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years. The Premium Reserve Rider Transfer Load is imposed by the Company if Premium Reserve Rider Accumulation Value is transferred to the Policy during the first 10 Policy Years. This charge is made to help cover the costs associated with providing the increased policy benefits created as a result of the increased policy values.

You may also request that part (or all) of the Premium Reserve Rider's Net Accumulation Value (that is, the Premium Reserve Rider Accumulation Value less the amount of the Premium Reserve Rider Loan Account and any interest accrued on the Premium Reserve Rider Loan Account but not deducted) be paid to you in cash, and no Surrender Charge or other fee will be deducted from the amount paid to you. We limit the amount of the Premium Reserve Rider's Net Accumulation Value available to be withdrawn to the extent the Policy’s Net Accumulation Value does not cover the Policy’s Surrender Charges at the time of the withdrawal. Upon Full Surrender of the Policy, if the Policy’s Net Accumulation Value does not cover the Policy’s Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.
No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.
In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the second Insured reaches age 121 – see section headed “No-Lapse Enhancement Rider”), you may request transfers from the Policy’s Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider’s Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.
The rider provides for the automatic transfer of the entire Premium Reserve Rider Accumulation Value to the Policy in the event:
1)	the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
2)	you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.
If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider Transfer Load of 3% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.
If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed “Policy Loans” for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.
In the event of the death of the second Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy’s Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.
The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.
Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider are subject to limits which are discussed in the Tax Issues section of the prospectus.
As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Premium Reserve Rider Accumulation Value and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider’s provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider’s automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.
As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.
As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.
You should discuss with your registered representative the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy’s Accumulation Value. Policy illustrations, which the registered representative can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.
You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4% Premium Reserve Rider Premium Load and will only be charged the 3% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second Insured in addition to the death benefit paid.
However, Premiums allocated to the rider do not increase the Policy’s Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy’s Cost of Insurance Charges: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy’s Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.
Your registered representative can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy’s benefits and the Premium Reserve Rider Accumulation Value.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. There are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
However, loan interest will continue to accrue. Your election of a percentage greater than zero under the Benefit Selection Option will have no effect upon the death benefit provided under the Continuation of Coverage provision.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.

Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.
Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed “Death Benefits” for further information on choice of death benefit options), provide additional benefits upon the death of the Insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the Policy’s Net Amount at Risk may be lower– see section headed “Cost of Insurance Charge” for discussion of Cost of Insurance Charges).
Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the Policy’s Net Amount at Risk – see section headed “Cost of Insurance Charge” for discussion of Cost of Insurance Charges).
Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.
In addition, policy charges which are asset based, such as the Mortality and Expense Risk Charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.
However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.
Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.
Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.
Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.
Please ask your registered representative for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)  Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account or the Loan Account;
5)  Additional Bonus Credits, if any;

6)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, Additional Bonus Credits and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 4% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Additional Bonus Credits
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make “Additional Bonus Credits” to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premium Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, Additional Bonus Credits, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. Additional Bonus Credits are based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.

Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider’s No-Lapse Provision is actively preventing the Policy from lapsing. As discussed in more detail in the “Riders” section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy. The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the Policy’s Death Benefit Proceeds. If the Policy’s death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the second Insured will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000) level death benefit on the date of the second Insured's death, less any Partial Surrenders after the date of second death.	None; level death benefit.

Option	Death Benefit Proceeds Equal to the	Variability
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death, less any Partial Surrenders after the date of second death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the “Net Amount at Risk”. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option Change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate  for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death  for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:
(i) the Net Accumulation Value (which is your Policy’s Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus
(ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus
(iii) any Surrender Charge not covered by the Policy's Accumulation Value (which is not deducted in (i) above).
Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account Value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account.  The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your registered representative for an illustration of the Policy which you could receive if you decide to exchange your Policy.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Payment of Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.

Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy’s Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed “Riders—Premium Reserve Rider” for further details.)
The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the Specified Amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed “Riders – No-Lapse Enhancement Rider” for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within 7 days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy and against the Premium Reserve Rider Accumulation Value, if you have allocated Premiums to the Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness (including any Premium Reserve Rider Indebtedness) on the date your loan request is received will not exceed the greater of:
(i)	an amount equal to:

(a)	90% of the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus
(b)	(1)	during Policy Years 1 to 10, 90% of the Premium Reserve Rider Accumulation Value; or
(2)	during Policy Years 11 and beyond, 100% of the Premium Reserve Rider Accumulation Value; less Surrender Charge (applicable if you had requested Full Surrender of your Policy on the date your loan request is received); and
(ii)	75% of the current Surrender Value.
The “Premium Reserve Rider Accumulation Value” equals the sum of the Accumulation Value of (i) the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, and (iii) the Premium Reserve Rider Loan Account. The current Surrender Value of the Policy equals (i) the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus (ii) the Premium Reserve Rider Accumulation Value, if any; minus (iii) Surrender Charge.
If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges).
A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
If you are considering requesting a Policy Loan, please ask your registered representative for an illustration which would demonstrate not only the amount of the loan which would be available, but the impact that requesting a Policy Loan would have on your Policy.
The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from the Policy’s Sub-Accounts and the Fixed Account in proportion to their values. The Premium Reserve Rider Loan Account and the Loan Account are the accounts in which Premium Reserve Rider Indebtedness and Indebtedness (which consists of outstanding loans and accrued interest) accrues once it is transferred out of the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, the Sub-Accounts, and the Fixed Account, respectively. Amounts transferred to the Loan Account of the Policy and of the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account of either the Premium Reserve Rider or of the Policy. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues daily at an effective annual rate of 5% in years 1-10 and 4.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance and any Premium Reserve Rider loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account of the Policy and the Premium Reserve Rider, respectively. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value of both the Policy and the Premium Reserve Rider. Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 4% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0.1% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate. However, you may have a Grace Period in which to make additional payments to keep your Policy in force (see section headed “Lapse and Reinstatement” for a discussion of the Grace Period provision). In addition, the provisions of the No-Lapse Enhancement Rider may prevent policy termination (see section headed “Riders – No-Lapse Enhancement Rider” for a discussion of when this rider would prevent policy termination). If the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, the provisions for automatic transfer of any Premium Reserve Rider Accumulation Value less Indebtedness (including interest accrued but not due) may prevent termination (see section headed “Riders – Premium Reserve Rider” for a discussion of the provisions of the Premium Reserve Rider relating to transfers of Premium Reserve Rider Accumulation Value to the Policy). If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time:
1)	the Net Accumulation Value of the Policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and
2)	the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans or any Indebtedness under the Premium Reserve Rider) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans and on any Premium Reserve Rider Indebtedness) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net

Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness (under both your Policy and the Premium Reserve Rider) exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Finally, your Policy will include the Premium Reserve Rider. To the extent that you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) on the day the Grace Period ends. If after such transfer, your Policy’s Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability (on both Insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.

Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements
Administrative Services
POLICY INFORMATION
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
LLANY Separate Account R for Flexible Premium Variable Life Insurance
1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651
End of Prospectus

Appendix A
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:
The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8% (7.24% net) and a planned annual Premium Payment of $15,000 (all amounts shown for the end of each Policy Year in each of the tables below are in dollars):
1) Fully surrender the Policy at the end of the representative Policy Years shown:
End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	12,858	18,520	0
2	26,556	9,120	17,436
5	73,231	0	73,231
In the table above, the Surrender Charge at the end of year 1 would be:
a) 18.52 multiplied by
b) 1,000 ($1,000,000 divided by 1,000), or $18,520.
2)	Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative Policy Years shown:

End of Year	Surrender Charge
1	4,630
2	2,280
11	0
In the table above, the Surrender Charge at the end of year 1 would be:
a) 18.52 multiplied by
b) 250 ($250,000 divided by 1,000), or $4,630.
•	In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.
3)	Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at Attained Age 47, standard non-tobacco, and then fully surrender the Policy at the end of the representative Policy Years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
2	25,600	9,120	9,495	18,615	6,985
3	39,166	0	4,805	4,805	34,361
5	68,972	0	0	0	68,972
11	129,335	0	0	0	129,335
In the table above, the Surrender Charge at the end of year 2 would be:
a)
(i) 9.12 multiplied by
(ii) 1,000 ($1,000,000 divided by 1,000), plus
b)

(i) 18.99 multiplied by
(ii) 500 ($500,000 divided by 1,000), or $9,495.
•	At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 3, the Surrender Charge for the Initial Specified Amount would have expired.
•	At the end of year 5, the Surrender Charge for both the Initial and additional Specified Amount would have expired.
4)	Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at Attained Age 47, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Years shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
2	1,368	7,122	8,490
3	0	3,604	3,604
11	0	0	0
In the table above, the Surrender Charge at the end of year 2 would be:
a)
(i) 9.12 multiplied by
(ii) 150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus
b)
(i) 18.99 multiplied by
(ii) 375 ($500,000 minus $125,000 ($500,000 multiplied by 25%) divided by 1,000), or $8,490.
•	In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in Specified Amount which exceeded 25% of the increase in Specified Amount. Therefore, only $375,000 of the $500,000 increase in Specified Amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.
•	At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 3, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.
•	At the end of year 11, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2018
Relating to Prospectus Dated May 1, 2018 for
Lincoln SVULONE2007 product
LLANY Separate Account R for Flexible Premium Variable Life Insurance, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln NY SVULONE2007 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free
2

transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $168,947 in 2017, $154,416 in 2016 and $261,610 in 2015 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to
3

Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the LLANY Separate Account R for Flexible Premium Variable Life Insurance comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration
4

Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. It will become effective when we receive the original assignment or a certified copy of the assignment at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as either Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until received by us. Once we have received the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee named in an assignment received by us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
5

Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and received at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until received by us. Once we have received the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date received.
If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs. The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you or us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy, and the issue age of the insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid
6

as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.
Misstatement of Age or Gender
If the age or gender of either Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
7

a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 financial statements of the Company follow.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2017 and 2016, the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1996.

Philadelphia, Pennsylvania

April 2, 2018

1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $7,165; 2016 – $7,163)	$7,813	$7,561
Equity securities (cost: 2017 – $3; 2016 – $0)	2	-
Mortgage loans on real estate	764	670
Policy loans	282	303
Total investments	8,861	8,534
Cash and invested cash	65	161
Deferred acquisition costs and value of business acquired	559	611
Premiums and fees receivable	6	6
Accrued investment income	106	105
Reinsurance recoverables	420	439
Reinsurance related embedded derivatives	14	12
Goodwill	26	60
Other assets	1,620	1,635
Separate account assets	6,357	5,294
Total assets	$18,034	$16,857

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,525	$1,507
Other contract holder funds	5,585	5,596
Funds withheld reinsurance liabilities	1,464	1,467
Income taxes payable	316	474
Other liabilities	69	101
Separate account liabilities	6,357	5,294
Total liabilities	15,316	14,439

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,459	1,298
Accumulated other comprehensive income (loss)	318	179
Total stockholder’s equity	2,718	2,418
Total liabilities and stockholder’s equity	$18,034	$16,857

See accompanying Notes to Financial Statements

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$156	$152	$168
Fee income	338	334	322
Net investment income	416	423	422
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(1)	(26)	(15)
Portion of loss recognized in other comprehensive income	-	7	6
Net other-than-temporary impairment losses on securities recognized in earnings	(1)	(19)	(9)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(15)	(22)	(15)
Total realized gain (loss)	(16)	(41)	(24)
Other revenues	1	-	-
Total revenues	895	868	888
Expenses
Interest credited	202	201	203
Benefits	334	294	357
Commissions and other expenses	194	147	204
Impairment of intangibles	34	-	-
Total expenses	764	642	764
Income (loss) before taxes	131	226	124
Federal income tax expense (benefit)	(150)	70	36
Net income (loss)	281	156	88
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	139	86	(174)
Total other comprehensive income (loss), net of tax	139	86	(174)
Comprehensive income (loss)	$420	$242	$(86)

See accompanying Notes to Financial Statements

3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,298	1,142	1,054
Net income (loss)	281	156	88
Common stock dividends declared	(120)	-	-
Balance as of end-of-year	1,459	1,298	1,142
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	179	93	267
Other comprehensive income (loss), net of tax	139	86	(174)
Balance as of end-of-year	318	179	93
Total stockholder’s equity as of end-of-year	$2,718	$2,418	$2,176

See accompanying Notes to Financial Statements

4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$281	$156	$88
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	18	(31)	26
Change in premiums and fees receivable	-	1	2
Change in accrued investment income	(1)	4	(5)
Change in future contract benefits and other contract holder funds	(246)	(235)	(60)
Change in reinsurance related assets and liabilities	59	53	(64)
Change in federal income tax accruals	(211)	91	(29)
Realized (gain) loss	16	41	24
Impairment of intangibles	34	-	-
Other	(13)	(1)	76
Net cash provided by (used in) operating activities	(63)	79	58

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(770)	(761)	(649)
Sales of available-for-sale securities	113	218	72
Maturities of available-for-sale securities	654	541	331
Issuance of mortgage loans on real estate	(136)	(119)	(64)
Repayment and maturities of mortgage loans on real estate	42	28	37
Issuance and repayment of policy loans, net	21	47	11
Net cash provided by (used in) investing activities	(76)	(46)	(262)

Cash Flows from Financing Activities
Deposits of fixed account values, including the fixed portion of variable	601	634	685
Withdrawals of fixed account values, including the fixed portion of variable	(335)	(401)	(357)
Transfers to and from separate accounts, net	(101)	(118)	(171)
Common stock issued for benefit plans	(2)	(2)	(2)
Dividends paid	(120)	-	-
Net cash provided by (used in) financing activities	43	113	155

Net increase (decrease) in cash and invested cash	(96)	146	(49)
Cash and invested cash as of beginning-of-year	161	15	64
Cash and invested cash as of end-of-year	$65	$161	$15

See accompanying Notes to Financial Statements

5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of
6

the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity

7

security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield

8

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of

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the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

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Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

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Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

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Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

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With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised approximately 3% of the face amount of business in force, and dividend expenses were $21 million, $21 million and $24 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

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Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other than temporary impairments of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

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Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of less than $1 million in federal income tax expense (benefit) in our Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $34 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 8.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $2 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings.  The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our financial condition.

ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Statements of Cash Flows upon the adoption date as applicable.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our financial condition or results of operations.
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our financial condition or results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $60 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,310	$591	$36	$-	$6,865
ABS	93	1	3	(4)	95
U.S. government bonds	20	3	-	-	23
Foreign government bonds	33	4	-	-	37
RMBS	274	14	3	(3)	288
CMBS	17	1	-	-	18
CLOs	24	-	-	-	24
State and municipal bonds	349	63	1	-	411
Hybrid and redeemable preferred securities	45	8	1	-	52
Total fixed maturity AFS securities	7,165	685	44	(7)	7,813
Equity securities	3	-	1	-	2
Total AFS securities	$7,168	$685	$45	$(7)	$7,815

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,304	$430	$103	$-	$6,631
ABS	111	2	3	(1)	111
U.S. government bonds	26	3	-	-	29
Foreign government bonds	35	4	-	-	39
RMBS	284	19	4	(1)	300
CMBS	21	1	-	-	22
CLOs	21	-	-	-	21
State and municipal bonds	315	48	2	-	361
Hybrid and redeemable preferred securities	46	5	4	-	47
Total fixed maturity AFS securities	$7,163	$512	$116	$(2)	$7,561

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$265	$268
Due after one year through five years	1,348	1,395
Due after five years through ten years	973	1,035
Due after ten years	4,171	4,690
Subtotal	6,757	7,388
Structured securities (ABS, MBS, CLOs)	408	425
Total fixed maturity AFS securities	$7,165	$7,813

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$269	$3	$461	$33	$730	$36
ABS	9	1	25	5	34	6
RMBS	14	-	45	3	59	3
State and municipal bonds	1	-	11	1	12	1
Hybrid and redeemable
preferred securities	4	-	13	1	17	1
Total fixed maturity AFS securities	297	4	555	43	852	47
Equity securities	2	1	-	-	2	1
Total AFS securities	$299	$5	$555	$43	$854	$48

Total number of AFS securities in an unrealized loss position						179

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,296	$56	$266	$47	$1,562	$103
ABS	7	-	56	7	63	7
RMBS	56	4	12	-	68	4
State and municipal bonds	28	2	3	-	31	2
Hybrid and redeemable
preferred securities	4	-	12	4	16	4
Total fixed maturity AFS securities	$1,391	$62	$349	$58	$1,740	$120

Total number of AFS securities in an unrealized loss position						350

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$4	$-	4
Nine months or greater, but less than twelve months	1	1	-	1
Twelve months or greater	46	14	2	10
Total	$58	$19	$2	15

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$24	$8	$-	4
Twelve months or greater	78	31	3	17
Total	$102	$39	$3	21

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $72 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$47	$42	$43
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	1	18	4
Credit losses on securities for which an OTTI
was previously recognized	-	2	2
Decreases attributable to:
Securities sold, paid down or matured	(9)	(15)	(7)
Balance as of end-of-year	$39	$47	$42

During 2017, 2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and California, which accounted for 64% and 11%, respectively, as of December 31, 2017 and 68% and 9% as of December 31, 2016, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2017 and 2016.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$728	95.3%	2.78	$640	95.5%	2.69
65% to 74%	36	4.7%	1.54	30	4.5%	1.51
Total mortgage loans on real estate	$764	100.0%		$670	100.0%

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Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$358	$371	$375
Mortgage loans on real estate	30	26	26
Policy loans	18	19	21
Invested cash	1	-	-
Commercial mortgage loan prepayment and bond make-whole premiums	11	11	5
Consent fees	1	-	-
Investment income	419	427	427
Investment expense	(3)	(4)	(5)
Net investment income	$416	$423	$422

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities:
Gross gains	$-	$4	$2
Gross losses	(2)	(32)	(16)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(1)	(1)	-
Total realized gain (loss) related to certain investments, pre-tax	$(3)	$(29)	$(14)

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(18)	$(8)
ABS	-	(1)	(2)
RMBS	-	(1)	(1)
Gross OTTI recognized in net income (loss)	(1)	(20)	(11)
Associated amortization of DAC, VOBA, DSI and DFEL	-	1	2
Net OTTI recognized in net income (loss), pre-tax	$(1)	$(19)	$(9)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$10	$7
Change in DAC, VOBA, DSI and DFEL	-	(3)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$-	$7	$6

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based

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on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2017, our investment commitments were $27 million, all of which related to mortgage loans.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $124 million and $161 million, respectively, or 1% and 2%, respectively, of our invested assets portfolio, and our investments in securities issued by Ecolab Inc. and the Federal National Mortgage Association with fair values of $47 million and $91 million, respectively, or approximately 1% of our invested assets portfolio.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.3 billion and $1.2 billion, respectively, or 14% of our invested assets portfolio, and our investments in the utilities industry with a fair value of $1.2 billion and $1.1 billion, or 13% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair value of $15 million and $13 million as of December 31, 2017 and 2016, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 17 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the

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hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts	$50	$-	$-	$-	$-	$-
Non-Qualifying Hedges
Embedded derivatives:
GLB direct (1) (2)	-	21	-	-	-	38
GLB ceded (1) (2)	-	-	21	-	38	-
Reinsurance related (3)	-	14	-	-	12	-
Indexed annuity and IUL contracts (4)	-	-	2	-	-	1
Total embedded derivative instruments	$50	$35	$23	$-	$50	$39

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$-	$50	$-	$-	$-	$50
Total derivative instruments
with notional amounts	$-	$50	$-	$-	$-	$50

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2020.

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The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$-	$-	$-
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	1	-	-
Balance as of end-of-year	$1	$-	$-

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Indexed annuity and IUL contracts (1)	-	1	-
Total embedded derivative instruments	$-	$1	$-

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

As of December 31, 2017, less than $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  Our ISDA agreements are supported by credit support annexes requiring the parties to collateralize outstanding exposures.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero.

Balance Sheet Offsetting

As of December 31, 2017, and December 31, 2016, the offset on our Balance Sheets associated with our derivative instruments was less than $1 million.  There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$72	$(49)	$31
Deferred	(222)	119	5
Federal income tax expense (benefit)	$(150)	$70	$36

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A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$46	$79	$43
Effect of:
Tax-preferred investment income	(8)	(8)	(6)
Tax credits	(1)	(1)	(1)
Goodwill impairment	12	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(197)	-	-
Other items	(2)	-	-
Federal income tax expense (benefit)	$(150)	$70	$36
Effective tax rate	-115%	31%	29%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $8 million, $8 million and $6 million for the years ended December 31, 2017, 2016 and 2015.  The benefit for tax credits in 2017, 2016 and 2015 is attributable to foreign tax credits.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $197  million in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.  We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$(3)	$8
Deferred	(313)	(474)
Total federal income tax asset (liability)	$(316)	$(466)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Investment activity	$2	$-
Other	1	1
Total deferred tax assets	$3	$1
Deferred Tax Liabilities
DAC	$54	$101
VOBA	39	79
Net unrealized gain on AFS securities	136	139
Investment activity	-	5
Future contract benefits and other contract holder funds	78	141
Other	9	10
Total deferred tax liabilities	$316	$475
Net deferred tax asset (liability)	$(313)	$(474)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

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We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2017 and 2016, we did not have any material unrecognized tax benefits, therefore, did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2017, 2016 and 2015, we do not recognize any interest and penalty expense related to uncertain tax positions. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$386	$439	$377
Deferrals	53	54	67
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(46)	(54)	(47)
Unlocking	4	(15)	(16)
Adjustment related to realized (gains) losses	(3)	-	(2)
Adjustment related to unrealized (gains) losses	(22)	(38)	60
Balance as of end-of-year	$372	$386	$439

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$225	$137	$89
Deferrals	-	-	-
Amortization:
Amortization, excluding unlocking	(34)	(33)	(29)
Unlocking	4	72	(9)
Accretion of interest (1)	13	10	10
Adjustment related to unrealized (gains) losses	(21)	39	76
Balance as of end-of-year	$187	$225	$137

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$23
2019	22
2020	21
2021	20
2022	18

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$9	$10	$10
Deferrals	1	-	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	-	-	1
Balance as of end-of-year	$8	$9	$10

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$131	$125	$85
Deferrals	23	23	24
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(11)	(20)	(15)
Unlocking	(1)	(1)	(8)
Adjustment related to realized (gains) losses	(1)	2	-
Adjustment related to unrealized (gains) losses	(12)	2	39
Balance as of end-of-year	$129	$131	$125

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$673	$660	$658
Reinsurance ceded	(179)	(174)	(168)
Total insurance premiums and fee income	$494	$486	$490

Direct insurance benefits	$525	$494	$564
Reinsurance recoveries netted against benefits	(191)	(200)	(207)
Total benefits	$334	$294	$357

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017,  the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 30% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 41% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $420 million and $439 million as of December 31, 2017 and 2016, respectively.

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8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	(34)	-
Total goodwill	$162	$(102)	$(34)	$26

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $34 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$3

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2017.

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9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$4,521	$4,026
Net amount at risk (2)	2	42
Average attained age of contract holders	62 years	61 years

Minimum Return
Average attained age of contract holders	87 years	86 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,312	$1,219
Net amount at risk (2)	4	30
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$3	$3	$2
Changes in reserves	-	1	2
Benefits paid	-	(1)	(1)
Balance as of end-of-year	$3	$3	$3

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$2,235	$1,907
International equity	817	681
Fixed income	1,833	1,747
Total	$4,885	$4,335

Percent of total variable annuity
separate account values	91%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 31% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.

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10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Helen Hanks v. The Lincoln Life and Annuity Company of New York and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

Commitments

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2017, approximately 91% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(5) million and $(6) million as of December 31, 2017 and 2016, respectively.

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11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$173	$93	$262
Unrealized holding gains (losses) arising during the year	242	95	(456)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(44)	1	173
Income tax benefit (expense)	(63)	(35)	105
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(2)	(28)	(14)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(2)	-
Income tax benefit (expense)	1	11	5
Balance as of end-of-year	$310	$173	$93
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$5	$(1)	$4
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(10)	(7)
Change in DAC, VOBA, DSI and DFEL	-	3	1
Income tax benefit (expense)	-	2	(3)
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	5	12	8
Change in DAC, VOBA, DSI and DFEL	(1)	1	(2)
Income tax benefit (expense)	(2)	(2)	(2)
Balance as of end-of-year	$7	$5	$(1)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(2)	$(28)	$(14)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(1)	(2)	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(3)	(30)	(14)	operations before taxes
Income tax benefit (expense)	1	11	5	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(19)	$(9)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$1	$1	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	1	1	operations before taxes
Income tax benefit (expense)	-	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$1	$1	Net income (loss)

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12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(3)	$(29)	$(14)
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	(11)	(10)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	(1)
Total realized gain (loss)	$(16)	$(41)	$(24)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$77	$77	$91
General and administrative expenses	80	82	73
Expenses associated with reserve financing and unrelated letters of credit	10	5	-
DAC and VOBA deferrals and interest, net of amortization	6	(34)	24
Taxes, licenses and fees	21	17	16
Total	$194	$147	$204

14.  Retirement and Deferred Compensation Plans

We participate in the following retirement and deferred compensation plans:

•	Defined benefit pension plans for certain employees and agents;
•	Other postretirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

These plans are sponsored by LNC and LNL.  Our expense for these plans was not material for the years ended December 31, 2017, 2016 and 2015.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive plans was not material for the years ended December 31, 2017, 2016, and 2015.

16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

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Specified statutory information (in millions) was as follows:

	As of December 31,
	2017	2016
U.S. capital and surplus	$1,187	$1,207

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$238	$395	$(50)
U.S. net income (loss)	237	379	(55)

Comparison of 2017 to 2016

Statutory net income (loss) decreased due primarily to increased reserve strain on certain annuity products and increased taxes incurred related to reinsurance transactions, partially offset by increased ceded commission allowances and higher fees on separate accounts.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effect on statutory surplus compared to NAIC statutory surplus from the use of this prescribed practice (in millions) was as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts the Company.  Although the Company discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was approximately ten times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of $118 million in 2018 without New York Department of Insurance approval.

37

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$7,813	$7,813	$7,561	$7,561
Equity securities	2	2	-	-
Mortgage loans on real estate	764	773	670	666
Cash and invested cash	65	65	161	161
Reinsurance related embedded derivatives	14	14	12	12
Other assets:
GLB direct embedded derivatives	21	21	-	-
GLB ceded embedded derivatives (1)	-	-	38	38
Separate account assets	6,357	6,357	5,294	5,294

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2)	(2)	(1)	(1)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(34)	(34)	(39)	(39)
Account values of certain investment contracts	(1,281)	(1,499)	(1,273)	(1,474)
Other liabilities:
GLB direct embedded derivatives	-	-	(38)	(38)
GLB ceded embedded derivatives (1)	(21)	(21)	-	-

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

38

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods. The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,776	$89	$6,865
ABS	-	94	1	95
U.S. government bonds	23	-	-	23
Foreign government bonds	-	35	2	37
RMBS	-	283	5	288
CMBS	-	18	-	18
CLOs	-	19	5	24
State and municipal bonds	-	411	-	411
Hybrid and redeemable preferred securities	-	50	2	52
Equity AFS securities	2	-	-	2
Cash and invested cash	-	65	-	65
Reinsurance related embedded derivatives	-	14	-	14
Other assets – GLB direct embedded derivatives	-	-	21	21
Separate account assets	49	6,308	-	6,357
Total assets	$74	$14,073	$125	$14,272

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB ceded embedded derivatives	-	-	(21)	(21)
Total liabilities	$-	$-	$(23)	$(23)

39

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,559	$72	$6,631
ABS	-	110	1	111
U.S. government bonds	28	1	-	29
Foreign government bonds	-	37	2	39
RMBS	-	300	-	300
CMBS	-	22	-	22
CLOs	-	21	-	21
State and municipal bonds	-	361	-	361
Hybrid and redeemable preferred securities	-	45	2	47
Cash and invested cash	-	161	-	161
Reinsurance related embedded derivatives	-	12	-	12
Other assets – GLB ceded embedded derivatives	-	-	38	38
Separate account assets	51	5,243	-	5,294
Total assets	$79	$12,872	$115	$13,066

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1)	$(1)
Other liabilities – GLB direct embedded derivatives	-	-	(38)	(38)
Total liabilities	$-	$-	$(39)	$(39)

40

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$72	$3	$7	$(8)	$15	$89
ABS	1	-	-	-	-	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(2)	5
CLOs	-	-	-	7	(2)	5
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets: (3)
GLB direct embedded derivatives	-	21	-	-	-	21
GLB ceded embedded derivatives	38	(38)	-	-	-	-
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1)	(1)	-	-	-	(2)
Other liabilities: (3)
GLB direct embedded derivatives	(38)	38				-
GLB ceded embedded derivatives	-	(21)	-	-	-	(21)
Total, net	$76	$2	$7	$6	$11	$102

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$62	$5	$2	$3	$-	$72
ABS	-	-	-	-	1	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(7)	-
CMBS	1	-	-	(1)	-	-
CLOs	11	-	-	10	(21)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets - GLB ceded
embedded derivatives (3)	71	(33)	-	-	-	38
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	1	-	-	-	(1)
Other liabilities – GLB direct
embedded derivatives (3)	(71)	33	-	-	-	(38)
Total, net	$76	$6	$2	$19	$(27)	$76

41

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets - GLB ceded
embedded derivatives (3)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$(5)	$-	$(1)	$(3)	$(8)
RMBS	7	-	-	-	-	7
CLOs	7	-	-	-	-	7
Total, net	$15	$(5)	$-	$(1)	$(3)	$6

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$13	$-	$-	$(1)	$(9)	$3
RMBS	7	-	-	-	-	7
CMBS	-	(1)	-	-	-	(1)
CLOs	10	-	-	-	-	10
Total, net	$30	$(1)	$-	$(1)	$(9)	$19

42

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Embedded derivatives:
Other assets – GLB direct and ceded	$86	$54	$16
Other liabilities – GLB direct and ceded	(86)	(54)	(16)
Total, net (1)	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

43

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$15	$-	$15
RMBS	-	(2)	(2)
CLOs	3	(5)	(2)
Total, net	$18	$(7)	$11

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(16)	$-
ABS	1	-	1
RMBS	-	(7)	(7)
CLOs	-	(21)	(21)
Total, net	$17	$(44)	$(27)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred securities	1	-	1
Total, net	$13	$(6)	$7

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended  December 31, 2017,  2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017, 2016 and 2015, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

44

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$80	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	21.0%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	2.3%	-	2.3%
Other assets – GLB direct
embedded derivatives	21	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(21)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

45

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives –  Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act. 46

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$170	$164	$161
Retirement Plan Services	67	66	63
Life Insurance	572	597	602
Group Protection	81	80	94
Other Operations	30	10	1
Excluded realized gain (loss), pre-tax	(25)	(49)	(33)
Total revenues	$895	$868	$888

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$54	$47	$46
Retirement Plan Services	2	3	3
Life Insurance	57	131	60
Group Protection	2	2	(1)
Other Operations	20	5	1
Excluded realized gain (loss), after-tax	(17)	(32)	(21)
Net impact from the Tax Cuts and Jobs Act	197	-	-
Impairment of intangibles, after-tax	(34)	-	-
Net income (loss)	$281	$156	$88

47

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$41	$49	$51
Retirement Plan Services	58	59	56
Life Insurance	279	295	305
Group Protection	8	10	9
Other Operations	30	10	1
Total net investment income	$416	$423	$422

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$19	$17	$14
Retirement Plan Services	1	1	-
Life Insurance	36	(3)	73
Group Protection	3	5	4
Total amortization of DAC and VOBA, net of interest	$59	$20	$91

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$14	$12	$16
Retirement Plan Services	-	1	1
Life Insurance	30	70	31
Group Protection	1	1	(1)
Other Operations	11	3	-
Excluded realized gain (loss)	(9)	(17)	(11)
Net impact from the Tax Cuts and Jobs Act	(197)	-	-
Total federal income tax expense (benefit)	$(150)	$70	$36

	As of December 31,
	2017	2016
Assets
Annuities	$6,138	$5,647
Retirement Plan Services	2,305	1,976
Life Insurance	8,626	8,290
Group Protection	157	167
Other Operations	808	777
Total assets	$18,034	$16,857

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Income taxes paid (received)	$61	$(21)	$65

48

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Service agreement receivable	$15	$2	Other assets
Ceded reinsurance contracts	57	52	Reinsurance recoverables
Ceded reinsurance contracts	14	12	Reinsurance related embedded derivatives
Ceded reinsurance contracts	9	47	Other assets

Liabilities with affiliates:
Service agreement payable	-	5	Other liabilities
Ceded reinsurance contracts	24	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(5)	$(6)	$(6)	Insurance premiums
reinsurance contracts
Fees for management of general account	(3)	(4)	(5)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(59)	(33)	37	Realized gain (loss)
Other gains (losses)	46	21	(48)	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded)	(4)	(10)	(9)	Benefits
reinsurance contracts
Service agreement payments	77	80	68	Commissions and
				other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and Lincoln National Reinsurance Company (Barbados) Ltd., a wholly-owned subsidiary of LNC.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through April 2, 2018, the date the financial statements were available to be issued.  On March 21, 2018, LLANY paid a cash dividend in the amount of $118 million to LNL.  Management identified no other items or events required for disclosure.

49

LLANY Separate Account R For Flexible Premium Variable Life Insurance

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$682,547	$—	$682,547	$34	$682,513
AB VPS Growth and Income Portfolio - Class A	416,154	—	416,154	25	416,129
AB VPS International Value Portfolio - Class A	50,957	—	50,957	2	50,955
AB VPS Large Cap Growth Portfolio - Class A	90,880	—	90,880	6	90,874
AB VPS Small/Mid Cap Value Portfolio - Class A	612,412	—	612,412	32	612,380
American Century VP Inflation Protection Fund - Class I	163,119	—	163,119	7	163,112
American Funds Global Growth Fund - Class 2	1,214,880	—	1,214,880	58	1,214,822
American Funds Global Small Capitalization Fund - Class 2	207,569	—	207,569	10	207,559
American Funds Growth Fund - Class 2	2,077,265	—	2,077,265	104	2,077,161
American Funds Growth-Income Fund - Class 2	1,485,004	—	1,485,004	69	1,484,935
American Funds International Fund - Class 2	1,230,912	—	1,230,912	57	1,230,855
BlackRock Global Allocation V.I. Fund - Class I	1,455,916	—	1,455,916	68	1,455,848
ClearBridge Variable Mid Cap Portfolio - Class I	372	—	372	—	372
Delaware VIP® Diversified Income Series - Standard Class	492,089	—	492,089	20	492,069
Delaware VIP® Emerging Markets Series - Standard Class	963,168	—	963,168	45	963,123
Delaware VIP® High Yield Series - Standard Class	282,869	—	282,869	16	282,853
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	226,615	—	226,615	8	226,607
Delaware VIP® REIT Series - Standard Class	683,998	—	683,998	38	683,960
Delaware VIP® Small Cap Value Series - Standard Class	1,048,347	—	1,048,347	66	1,048,281
Delaware VIP® Smid Cap Core Series - Standard Class	762,916	—	762,916	44	762,872
Delaware VIP® U.S. Growth Series - Standard Class	537,825	—	537,825	26	537,799
Delaware VIP® Value Series - Standard Class	716,253	—	716,253	36	716,217
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	194,789	—	194,789	10	194,779
Deutsche Equity 500 Index VIP Portfolio - Class A	723,823	—	723,823	46	723,777
Deutsche Small Cap Index VIP Portfolio - Class A	269,034	—	269,034	13	269,021
Fidelity® VIP Contrafund® Portfolio - Service Class	1,624,734	—	1,624,734	83	1,624,651
Fidelity® VIP Equity-Income Portfolio - Service Class	271,935	—	271,935	18	271,917
Fidelity® VIP Growth Opportunities Portfolio - Service Class	29,998	—	29,998	2	29,996
Fidelity® VIP Growth Portfolio - Service Class	239,088	—	239,088	10	239,078
Fidelity® VIP High Income Portfolio - Service Class	26,438	—	26,438	2	26,436
Fidelity® VIP Mid Cap Portfolio - Service Class	372,669	—	372,669	16	372,653
Fidelity® VIP Overseas Portfolio - Service Class	522,785	—	522,785	28	522,757
Franklin Income VIP Fund - Class 1	638,077	—	638,077	19	638,058
Franklin Mutual Shares VIP Fund - Class 1	564,612	—	564,612	26	564,586
Franklin Small-Mid Cap Growth VIP Fund - Class 1	205,251	—	205,251	11	205,240
Invesco V.I. American Franchise Fund - Series I Shares	315,575	—	315,575	21	315,554
Invesco V.I. Core Equity Fund - Series I Shares	111,478	—	111,478	7	111,471
Invesco V.I. International Growth Fund - Series I Shares	48,589	—	48,589	3	48,586
Janus Henderson Balanced Portfolio - Institutional Shares	321,224	—	321,224	21	321,203
Janus Henderson Balanced Portfolio - Service Shares	37,939	—	37,939	2	37,937
Janus Henderson Enterprise Portfolio - Service Shares	46,222	—	46,222	3	46,219
Janus Henderson Global Research Portfolio - Institutional Shares	191,510	—	191,510	13	191,497
Janus Henderson Global Research Portfolio - Service Shares	17,551	—	17,551	1	17,550
Janus Henderson Global Technology Portfolio - Service Shares	15,790	—	15,790	1	15,789
LVIP Baron Growth Opportunities Fund - Service Class	466,982	—	466,982	25	466,957
LVIP Baron Growth Opportunities Fund - Standard Class	64,148	—	64,148	3	64,145
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	192,408	1,165	193,573	8	193,565
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	88,701	—	88,701	2	88,699
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	3,267	—	3,267	—	3,267
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	137,686	—	137,686	8	137,678

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	$122,607	$—	$122,607	$5	$122,602
LVIP Clarion Global Real Estate Fund - Standard Class	145,956	—	145,956	6	145,950
LVIP Delaware Bond Fund - Standard Class	1,044,104	—	1,044,104	61	1,044,043
LVIP Delaware Diversified Floating Rate Fund - Standard Class	572,005	—	572,005	20	571,985
LVIP Delaware Social Awareness Fund - Standard Class	34,449	—	34,449	2	34,447
LVIP Delaware Special Opportunities Fund - Standard Class	29,620	—	29,620	1	29,619
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	137,058	—	137,058	4	137,054
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	75,023	—	75,023	1	75,022
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	223,135	—	223,135	6	223,129
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	49,295	—	49,295	1	49,294
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	17,154	—	17,154	—	17,154
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	173,876	—	173,876	8	173,868
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	702,005	—	702,005	9	701,996
LVIP Global Income Fund - Standard Class	336,633	—	336,633	12	336,621
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	942,029	—	942,029	18	942,011
LVIP Government Money Market Fund - Standard Class	427,353	—	427,353	14	427,339
LVIP JPMorgan High Yield Fund - Standard Class	85,077	—	85,077	4	85,073
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	57,643	—	57,643	3	57,640
LVIP Managed Risk Profile 2030 Fund - Standard Class	102,855	—	102,855	5	102,850
LVIP MFS International Growth Fund - Standard Class	277,476	799	273,275	12	278,263
LVIP MFS Value Fund - Standard Class	247,935	—	247,935	11	247,924
LVIP Mondrian International Value Fund - Standard Class	489,780	—	489,780	27	489,753
LVIP SSGA Bond Index Fund - Standard Class	306,278	—	306,278	11	306,267
LVIP SSGA Conservative Index Allocation Fund - Standard Class	25,731	—	25,731	1	25,730
LVIP SSGA Developed International 150 Fund - Standard Class	91,485	—	91,485	5	91,480
LVIP SSGA Emerging Markets 100 Fund - Standard Class	202,174	—	202,174	9	202,165
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	272,769	—	272,769	9	272,760
LVIP SSGA International Index Fund - Standard Class	263,360	—	263,360	12	263,348
LVIP SSGA International Managed Volatility Fund - Standard Class	115,731	549	116,280	5	116,275
LVIP SSGA Large Cap 100 Fund - Standard Class	162,530	—	162,530	4	162,526
LVIP SSGA Moderate Index Allocation Fund - Standard Class	129,178	—	129,178	6	129,172
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	83,312	—	83,312	4	83,308
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	163,008	—	163,008	4	163,004
LVIP SSGA S&P 500 Index Fund - Standard Class	1,037,936	—	1,037,936	43	1,037,893
LVIP SSGA Small-Cap Index Fund - Standard Class	163,142	—	163,142	7	163,135
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	47,134	—	47,134	1	47,133
LVIP T. Rowe Price Growth Stock Fund - Standard Class	96,692	—	96,692	3	96,689
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	186,153	—	186,153	3	186,150
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	46,615	—	46,615	2	46,613
LVIP Vanguard International Equity ETF Fund - Standard Class	217,326	—	217,326	10	217,316
LVIP Wellington Capital Growth Fund - Standard Class	102,264	—	102,264	6	102,258

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Wellington Mid-Cap Value Fund - Standard Class	$109,239	$—	$109,239	$6	$109,233
MFS® VIT Growth Series - Initial Class	697,369	—	697,369	36	697,333
MFS® VIT Total Return Series - Initial Class	160,460	—	160,460	9	160,451
MFS® VIT Utilities Series - Initial Class	578,877	—	578,877	23	578,854
Neuberger Berman AMT Large Cap Value Portfolio - I Class	28,716	—	28,716	2	28,714
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	739,766	—	739,766	44	739,722
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	74,924	—	74,924	4	74,920
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	425,640	—	425,640	17	425,623
Putnam VT Equity Income Fund - Class IB	23,945	—	23,945	2	23,943
Templeton Foreign VIP Fund - Class 2	108,032	—	108,032	7	108,025
Templeton Global Bond VIP Fund - Class 1	137,408	—	137,408	6	137,402
Templeton Growth VIP Fund - Class 1	107,597	—	107,597	4	107,593
Templeton Growth VIP Fund - Class 2	18,990	—	18,990	1	18,989

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$2,931	$(2,642)	$289	$3,918
AB VPS Growth and Income Portfolio - Class A	5,566	(2,784)	2,782	10,662
AB VPS International Value Portfolio - Class A	1,055	(272)	783	1,358
AB VPS Large Cap Growth Portfolio - Class A	—	(572)	(572)	74
AB VPS Small/Mid Cap Value Portfolio - Class A	2,529	(3,440)	(911)	4,656
American Century VP Inflation Protection Fund - Class I	4,431	(814)	3,617	(108)
American Funds Global Growth Fund - Class 2	7,105	(5,458)	1,647	3,205
American Funds Global Small Capitalization Fund - Class 2	880	(1,166)	(286)	3,789
American Funds Growth Fund - Class 2	10,703	(15,297)	(4,594)	203,031
American Funds Growth-Income Fund - Class 2	22,086	(13,191)	8,895	209,574
American Funds International Fund - Class 2	16,478	(9,638)	6,840	126,081
BlackRock Global Allocation V.I. Fund - Class I	18,082	(7,275)	10,807	349
ClearBridge Variable Mid Cap Portfolio - Class I	1	—	1	—
Delaware VIP® Diversified Income Series - Standard Class	12,373	(2,220)	10,153	(567)
Delaware VIP® Emerging Markets Series - Standard Class	4,373	(4,251)	122	25,518
Delaware VIP® High Yield Series - Standard Class	14,701	(1,806)	12,895	(506)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	4,353	(860)	3,493	(21)
Delaware VIP® REIT Series - Standard Class	21,046	(7,692)	13,354	61,911
Delaware VIP® Small Cap Value Series - Standard Class	14,384	(10,823)	3,561	174,893
Delaware VIP® Smid Cap Core Series - Standard Class	2,068	(4,927)	(2,859)	8,722
Delaware VIP® U.S. Growth Series - Standard Class	—	(2,348)	(2,348)	(11,186)
Delaware VIP® Value Series - Standard Class	11,405	(4,205)	7,200	48,050
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	3,402	(990)	2,412	(24)
Deutsche Equity 500 Index VIP Portfolio - Class A	12,064	(5,284)	6,780	17,233
Deutsche Small Cap Index VIP Portfolio - Class A	2,450	(1,491)	959	2,859
Fidelity® VIP Contrafund® Portfolio - Service Class	14,718	(11,173)	3,545	137,439
Fidelity® VIP Equity-Income Portfolio - Service Class	4,201	(2,024)	2,177	265
Fidelity® VIP Growth Opportunities Portfolio - Service Class	54	(213)	(159)	421
Fidelity® VIP Growth Portfolio - Service Class	253	(1,073)	(820)	2,682
Fidelity® VIP High Income Portfolio - Service Class	1,340	(200)	1,140	(16)
Fidelity® VIP Mid Cap Portfolio - Service Class	2,965	(4,829)	(1,864)	111,100
Fidelity® VIP Overseas Portfolio - Service Class	6,440	(2,168)	4,272	1,489
Franklin Income VIP Fund - Class 1	24,331	(2,088)	22,243	298
Franklin Mutual Shares VIP Fund - Class 1	12,555	(2,806)	9,749	1,702
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(659)	(659)	(179)
Invesco V.I. American Franchise Fund - Series I Shares	238	(2,394)	(2,156)	14,733
Invesco V.I. Core Equity Fund - Series I Shares	1,109	(845)	264	1,260
Invesco V.I. International Growth Fund - Series I Shares	2,530	(1,007)	1,523	25,894
Janus Henderson Balanced Portfolio - Institutional Shares	4,891	(2,432)	2,459	5,569
Janus Henderson Balanced Portfolio - Service Shares	492	(231)	261	107
Janus Henderson Enterprise Portfolio - Service Shares	54	(282)	(228)	985
Janus Henderson Global Research Portfolio - Institutional Shares	1,454	(1,438)	16	10,429
Janus Henderson Global Research Portfolio - Service Shares	109	(127)	(18)	161
Janus Henderson Global Technology Portfolio - Service Shares	—	(128)	(128)	2,768
LVIP Baron Growth Opportunities Fund - Service Class	—	(2,678)	(2,678)	5,202
LVIP Baron Growth Opportunities Fund - Standard Class	—	(358)	(358)	1,138
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	3,377	(886)	2,491	964
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,439	(220)	1,219	(109)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	43	—	43	1
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	833	(907)	(74)	1,016
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(547)	(547)	2,263
LVIP Clarion Global Real Estate Fund - Standard Class	6,025	(725)	5,300	1,300
LVIP Delaware Bond Fund - Standard Class	29,503	(6,188)	23,315	937
LVIP Delaware Diversified Floating Rate Fund - Standard Class	5,755	(2,074)	3,681	68
LVIP Delaware Social Awareness Fund - Standard Class	424	(259)	165	329
LVIP Delaware Special Opportunities Fund - Standard Class	369	(155)	214	52
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,874	(426)	2,448	972

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$3,918	$112,325	$116,532
AB VPS Growth and Income Portfolio - Class A	32,939	43,601	17,243	63,626
AB VPS International Value Portfolio - Class A	—	1,358	9,438	11,579
AB VPS Large Cap Growth Portfolio - Class A	4,338	4,412	13,914	17,754
AB VPS Small/Mid Cap Value Portfolio - Class A	27,199	31,855	36,101	67,045
American Century VP Inflation Protection Fund - Class I	—	(108)	1,523	5,032
American Funds Global Growth Fund - Class 2	25,904	29,109	216,521	247,277
American Funds Global Small Capitalization Fund - Class 2	—	3,789	40,816	44,319
American Funds Growth Fund - Class 2	260,528	463,559	163,571	622,536
American Funds Growth-Income Fund - Class 2	159,177	368,751	67,343	444,989
American Funds International Fund - Class 2	21,186	147,267	317,002	471,109
BlackRock Global Allocation V.I. Fund - Class I	14,392	14,741	130,278	155,826
ClearBridge Variable Mid Cap Portfolio - Class I	10	10	(5)	6
Delaware VIP® Diversified Income Series - Standard Class	—	(567)	11,665	21,251
Delaware VIP® Emerging Markets Series - Standard Class	—	25,518	221,255	246,895
Delaware VIP® High Yield Series - Standard Class	—	(506)	4,429	16,818
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(21)	111	3,583
Delaware VIP® REIT Series - Standard Class	178,975	240,886	(239,782)	14,458
Delaware VIP® Small Cap Value Series - Standard Class	57,868	232,761	(78,876)	157,446
Delaware VIP® Smid Cap Core Series - Standard Class	44,578	53,300	66,393	116,834
Delaware VIP® U.S. Growth Series - Standard Class	2,843	(8,343)	97,904	87,213
Delaware VIP® Value Series - Standard Class	22,921	70,971	9,314	87,485
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	—	(24)	8,604	10,992
Deutsche Equity 500 Index VIP Portfolio - Class A	33,891	51,124	69,082	126,986
Deutsche Small Cap Index VIP Portfolio - Class A	9,485	12,344	19,066	32,369
Fidelity® VIP Contrafund® Portfolio - Service Class	97,862	235,301	112,356	351,202
Fidelity® VIP Equity-Income Portfolio - Service Class	5,221	5,486	21,105	28,768
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,355	3,776	3,852	7,469
Fidelity® VIP Growth Portfolio - Service Class	14,525	17,207	43,139	59,526
Fidelity® VIP High Income Portfolio - Service Class	—	(16)	372	1,496
Fidelity® VIP Mid Cap Portfolio - Service Class	39,635	150,735	(3,651)	145,220
Fidelity® VIP Overseas Portfolio - Service Class	453	1,942	57,988	64,202
Franklin Income VIP Fund - Class 1	—	298	30,616	53,157
Franklin Mutual Shares VIP Fund - Class 1	20,553	22,255	6,975	38,979
Franklin Small-Mid Cap Growth VIP Fund - Class 1	6,911	6,732	15,547	21,620
Invesco V.I. American Franchise Fund - Series I Shares	23,224	37,957	33,034	68,835
Invesco V.I. Core Equity Fund - Series I Shares	5,555	6,815	5,068	12,147
Invesco V.I. International Growth Fund - Series I Shares	—	25,894	5,276	32,693
Janus Henderson Balanced Portfolio - Institutional Shares	614	6,183	40,485	49,127
Janus Henderson Balanced Portfolio - Service Shares	68	175	5,194	5,630
Janus Henderson Enterprise Portfolio - Service Shares	2,470	3,455	4,394	7,621
Janus Henderson Global Research Portfolio - Institutional Shares	—	10,429	31,220	41,665
Janus Henderson Global Research Portfolio - Service Shares	—	161	3,401	3,544
Janus Henderson Global Technology Portfolio - Service Shares	1,089	3,857	1,918	5,647
LVIP Baron Growth Opportunities Fund - Service Class	16,459	21,661	76,949	95,932
LVIP Baron Growth Opportunities Fund - Standard Class	2,347	3,485	10,824	13,951
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	964	21,808	25,263
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(109)	573	1,683
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	—	1	10	54
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,108	4,124	23,464	27,514
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	2,263	24,077	25,793
LVIP Clarion Global Real Estate Fund - Standard Class	—	1,300	6,813	13,413
LVIP Delaware Bond Fund - Standard Class	—	937	5,880	30,132
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	68	6,944	10,693
LVIP Delaware Social Awareness Fund - Standard Class	3,478	3,807	1,738	5,710
LVIP Delaware Special Opportunities Fund - Standard Class	2,208	2,260	1,684	4,158
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	972	24,776	28,196

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	$1,000	$(173)	$827	$(3,104)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,457	(675)	1,782	2,079
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	885	(159)	726	38
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	222	(16)	206	75
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,889	(925)	2,964	1,139
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	15,594	(1,339)	14,255	38,630
LVIP Global Income Fund - Standard Class	—	(1,291)	(1,291)	(131)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	20,548	(1,986)	18,562	1,237
LVIP Government Money Market Fund - Standard Class	859	(1,007)	(148)	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	—	(20)	(20)	90
LVIP JPMorgan High Yield Fund - Standard Class	4,964	(535)	4,429	1,066
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	568	(303)	265	369
LVIP Managed Risk Profile 2030 Fund - Standard Class	1,965	(4,714)	(2,749)	58,574
LVIP MFS International Growth Fund - Standard Class	2,816	(821)	1,995	2,972
LVIP MFS Value Fund - Standard Class	4,116	(1,128)	2,988	1,689
LVIP Mondrian International Value Fund - Standard Class	15,659	(3,332)	12,327	5,050
LVIP SSGA Bond Index Fund - Standard Class	7,388	(1,499)	5,889	3,490
LVIP SSGA Conservative Index Allocation Fund - Standard Class	554	(164)	390	374
LVIP SSGA Developed International 150 Fund - Standard Class	3,713	(543)	3,170	3,147
LVIP SSGA Emerging Markets 100 Fund - Standard Class	5,138	(1,003)	4,135	518
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	10,514	(995)	9,519	544
LVIP SSGA International Index Fund - Standard Class	6,544	(1,270)	5,274	5,082
LVIP SSGA International Managed Volatility Fund - Standard Class	2,436	(566)	1,870	649
LVIP SSGA Large Cap 100 Fund - Standard Class	4,436	(494)	3,942	11,094
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,696	(588)	2,108	191
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	3,153	(496)	2,657	2,027
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	6,399	(504)	5,895	2,447
LVIP SSGA S&P 500 Index Fund - Standard Class	18,437	(4,806)	13,631	41,488
LVIP SSGA Small-Cap Index Fund - Standard Class	1,560	(738)	822	10,867
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,148	(153)	995	2,347
LVIP T. Rowe Price Growth Stock Fund - Standard Class	207	(311)	(104)	882
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	350	(326)	24	1,640
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	650	(260)	390	1,092
LVIP Vanguard International Equity ETF Fund - Standard Class	4,102	(1,154)	2,948	2,782
LVIP Wellington Capital Growth Fund - Standard Class	—	(620)	(620)	161
LVIP Wellington Mid-Cap Value Fund - Standard Class	427	(621)	(194)	6,107
MFS® VIT Growth Series - Initial Class	634	(2,789)	(2,155)	7,073
MFS® VIT Total Return Series - Initial Class	3,460	(2,721)	739	22,256
MFS® VIT Utilities Series - Initial Class	75,171	(8,433)	66,738	118,127
Neuberger Berman AMT Large Cap Value Portfolio - I Class	161	(220)	(59)	171
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(4,835)	(4,835)	3,489
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	575	(427)	148	1,171
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	40,397	(1,766)	38,631	(5,049)
Putnam VT Equity Income Fund - Class IB	—	(115)	(115)	19
Putnam VT Global Health Care Fund - Class IB	18	(13)	5	(195)
Putnam VT Growth & Income Fund - Class IB	446	(62)	384	2,155
Templeton Foreign VIP Fund - Class 2	2,716	(842)	1,874	488
Templeton Global Bond VIP Fund - Class 1	—	(788)	(788)	(1,167)
Templeton Growth VIP Fund - Class 1	1,837	(474)	1,363	858
Templeton Growth VIP Fund - Class 2	288	(141)	147	289

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	$1,045	$(2,059)	$15,995	$14,763
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	2,079	31,031	34,892
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	24	62	404	1,192
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	75	2,782	3,063
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,149	2,288	9,998	15,250
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	38,630	39,942	92,827
LVIP Global Income Fund - Standard Class	1,562	1,431	13,042	13,182
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	409	1,646	92,885	113,093
LVIP Government Money Market Fund - Standard Class	4	4	—	(144)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	—	90	—	70
LVIP JPMorgan High Yield Fund - Standard Class	—	1,066	361	5,856
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	369	6,305	6,939
LVIP Managed Risk Profile 2030 Fund - Standard Class	16,754	75,328	3,315	75,894
LVIP MFS International Growth Fund - Standard Class	—	2,972	35,822	40,789
LVIP MFS Value Fund - Standard Class	4,016	5,705	25,158	33,851
LVIP Mondrian International Value Fund - Standard Class	813	5,863	71,967	90,157
LVIP SSGA Bond Index Fund - Standard Class	—	3,490	(1,792)	7,587
LVIP SSGA Conservative Index Allocation Fund - Standard Class	75	449	1,751	2,590
LVIP SSGA Developed International 150 Fund - Standard Class	—	3,147	8,762	15,079
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	518	33,654	38,307
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	544	23,582	33,645
LVIP SSGA International Index Fund - Standard Class	—	5,082	37,936	48,292
LVIP SSGA International Managed Volatility Fund - Standard Class	—	649	17,754	20,273
LVIP SSGA Large Cap 100 Fund - Standard Class	20,116	31,210	(10,097)	25,055
LVIP SSGA Moderate Index Allocation Fund - Standard Class	455	646	11,662	14,416
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	1,354	3,381	3,780	9,818
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,510	4,957	9,078	19,930
LVIP SSGA S&P 500 Index Fund - Standard Class	10,500	51,988	112,688	178,307
LVIP SSGA Small-Cap Index Fund - Standard Class	3,787	14,654	3,897	19,373
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	3,732	6,079	(4,447)	2,627
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,560	2,442	21,702	24,040
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,348	6,988	29,936	36,948
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	64	1,156	6,172	7,718
LVIP Vanguard International Equity ETF Fund - Standard Class	—	2,782	41,889	47,619
LVIP Wellington Capital Growth Fund - Standard Class	6,038	6,199	19,828	25,407
LVIP Wellington Mid-Cap Value Fund - Standard Class	2,064	8,171	5,007	12,984
MFS® VIT Growth Series - Initial Class	23,988	31,061	74,957	103,863
MFS® VIT Total Return Series - Initial Class	4,026	26,282	21,013	48,034
MFS® VIT Utilities Series - Initial Class	—	118,127	59,566	244,431
Neuberger Berman AMT Large Cap Value Portfolio - I Class	753	924	2,393	3,258
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	13,439	16,928	134,240	146,333
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	1,171	8,466	9,785
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(5,049)	(22,755)	10,827
Putnam VT Equity Income Fund - Class IB	—	19	2,793	2,697
Putnam VT Global Health Care Fund - Class IB	286	91	—	96
Putnam VT Growth & Income Fund - Class IB	2,483	4,638	(4,027)	995
Templeton Foreign VIP Fund - Class 2	—	488	12,916	15,278
Templeton Global Bond VIP Fund - Class 1	492	(675)	3,674	2,211
Templeton Growth VIP Fund - Class 1	—	858	14,500	16,721
Templeton Growth VIP Fund - Class 2	—	289	2,414	2,850

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$224,235	$343,547	$56,708	$—	$397,185	$128,517	$716,346
Changes From Operations:
• Net investment income (loss)	(1,428)	880	499	—	(165)	2,090	2,908
• Net realized gain (loss) on investments	2,115	31,289	(169)	—	28,618	(244)	59,208
• Net change in unrealized appreciation or depreciation on investments	(3,192)	3,920	(716)	—	73,180	3,442	(61,446)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,505)	36,089	(386)	—	101,633	5,288	670
Changes From Unit Transactions:
• Contract purchases	37,388	11,684	5,314	—	73,258	7,049	152,333
• Contract withdrawals	(10,943)	(4,267)	(2,464)	—	(24,343)	(4,236)	(41,556)
• Contract transfers	(3,539)	145	4,123	—	(52,904)	2,083	13,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	22,906	7,562	6,973	—	(3,989)	4,896	123,900
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,401	43,651	6,587	—	97,644	10,184	124,570
NET ASSETS AT DECEMBER 31, 2016	244,636	387,198	63,295	—	494,829	138,701	840,916
Changes From Operations:
• Net investment income (loss)	289	2,782	783	(572)	(911)	3,617	1,647
• Net realized gain (loss) on investments	3,918	43,601	1,358	4,412	31,855	(108)	29,109
• Net change in unrealized appreciation or depreciation on investments	112,325	17,243	9,438	13,914	36,101	1,523	216,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,532	63,626	11,579	17,754	67,045	5,032	247,277
Changes From Unit Transactions:
• Contract purchases	22,385	8,534	3,116	5,292	71,341	8,078	151,460
• Contract withdrawals	(12,593)	(12,164)	(26,153)	(591)	(29,926)	(3,181)	(43,358)
• Contract transfers	311,553	(31,065)	(882)	68,419	9,091	14,482	18,527
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	321,345	(34,695)	(23,919)	73,120	50,506	19,379	126,629
TOTAL INCREASE (DECREASE) IN NET ASSETS	437,877	28,931	(12,340)	90,874	117,551	24,411	373,906
NET ASSETS AT DECEMBER 31, 2017	$682,513	$416,129	$50,955	$90,874	$612,380	$163,112	$1,214,822

See accompanying notes.

	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2016	$175,372	$2,239,248	$1,998,712	$1,629,874	$959,273	$—
Changes From Operations:
• Net investment income (loss)	(592)	3,793	19,182	12,764	8,468	—
• Net realized gain (loss) on investments	32,340	241,123	251,899	112,946	(4,883)	—
• Net change in unrealized appreciation or depreciation on investments	(28,845)	(36,768)	(47,513)	(84,215)	31,961	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,903	208,148	223,568	41,495	35,546	—
Changes From Unit Transactions:
• Contract purchases	10,953	148,010	172,626	154,917	197,032	—
• Contract withdrawals	(9,314)	(101,876)	(49,287)	(37,677)	(67,596)	—
• Contract transfers	1,999	(80,588)	(79,306)	(177,915)	14,914	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,638	(34,454)	44,033	(60,675)	144,350	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,541	173,694	267,601	(19,180)	179,896	—
NET ASSETS AT DECEMBER 31, 2016	181,913	2,412,942	2,266,313	1,610,694	1,139,169	—
Changes From Operations:
• Net investment income (loss)	(286)	(4,594)	8,895	6,840	10,807	1
• Net realized gain (loss) on investments	3,789	463,559	368,751	147,267	14,741	10
• Net change in unrealized appreciation or depreciation on investments	40,816	163,571	67,343	317,002	130,278	(5)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,319	622,536	444,989	471,109	155,826	6
Changes From Unit Transactions:
• Contract purchases	10,972	81,723	41,490	68,530	200,721	—
• Contract withdrawals	(10,010)	(1,222,735)	(1,494,498)	(887,771)	(70,116)	(5)
• Contract transfers	(19,635)	182,695	226,641	(31,707)	30,248	371
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,673)	(958,317)	(1,226,367)	(850,948)	160,853	366
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,646	(335,781)	(781,378)	(379,839)	316,679	372
NET ASSETS AT DECEMBER 31, 2017	$207,559	$2,077,161	$1,484,935	$1,230,855	$1,455,848	$372

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$412,332	$611,040	$228,663	$84,204	$1,190,270	$1,360,518	$592,132
Changes From Operations:
• Net investment income (loss)	12,237	3,651	15,689	1,781	7,719	4,685	(3,037)
• Net realized gain (loss) on investments	(1,249)	2,534	(7,032)	(98)	94,560	149,394	83,542
• Net change in unrealized appreciation or depreciation on investments	1,797	74,686	19,292	(88)	(40,276)	245,990	(33,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,785	80,871	27,949	1,595	62,003	400,069	46,898
Changes From Unit Transactions:
• Contract purchases	46,723	68,354	27,270	30,938	101,106	57,969	49,845
• Contract withdrawals	(22,611)	(56,310)	(8,560)	(5,603)	(37,201)	(117,950)	(25,840)
• Contract transfers	(9,654)	(59,912)	(33,038)	36,285	20,001	(29,761)	(6,174)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,458	(47,868)	(14,328)	61,620	83,906	(89,742)	17,831
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,243	33,003	13,621	63,215	145,909	310,327	64,729
NET ASSETS AT DECEMBER 31, 2016	439,575	644,043	242,284	147,419	1,336,179	1,670,845	656,861
Changes From Operations:
• Net investment income (loss)	10,153	122	12,895	3,493	13,354	3,561	(2,859)
• Net realized gain (loss) on investments	(567)	25,518	(506)	(21)	240,886	232,761	53,300
• Net change in unrealized appreciation or depreciation on investments	11,665	221,255	4,429	111	(239,782)	(78,876)	66,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,251	246,895	16,818	3,583	14,458	157,446	116,834
Changes From Unit Transactions:
• Contract purchases	47,257	62,091	21,150	14,535	58,006	30,011	52,737
• Contract withdrawals	(20,620)	(53,308)	(8,103)	(6,163)	(644,506)	(779,027)	(27,997)
• Contract transfers	4,606	63,402	10,704	67,233	(80,177)	(30,994)	(35,563)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	31,243	72,185	23,751	75,605	(666,677)	(780,010)	(10,823)
TOTAL INCREASE (DECREASE) IN NET ASSETS	52,494	319,080	40,569	79,188	(652,219)	(622,564)	106,011
NET ASSETS AT DECEMBER 31, 2017	$492,069	$963,123	$282,853	$226,607	$683,960	$1,048,281	$762,872

See accompanying notes.

	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio - Class A Subaccount	Deutsche Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$343,616	$740,643	$114,628	$637,078	$244,626	$1,275,722
Changes From Operations:
• Net investment income (loss)	23	10,645	1,979	8,284	960	3,482
• Net realized gain (loss) on investments	92,307	128,276	(2,262)	69,864	40,649	110,386
• Net change in unrealized appreciation or depreciation on investments	(112,055)	(38,874)	5,573	(10,408)	8,891	12,803
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,725)	100,047	5,290	67,740	50,500	126,671
Changes From Unit Transactions:
• Contract purchases	18,165	91,898	45,783	21,219	7,871	80,841
• Contract withdrawals	(10,203)	(35,559)	(7,388)	(33,918)	(4,300)	(89,647)
• Contract transfers	1,795	(198,269)	(17,523)	(64,437)	(64,235)	455,340
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,757	(141,930)	20,872	(77,136)	(60,664)	446,534
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,968)	(41,883)	26,162	(9,396)	(10,164)	573,205
NET ASSETS AT DECEMBER 31, 2016	333,648	698,760	140,790	627,682	234,462	1,848,927
Changes From Operations:
• Net investment income (loss)	(2,348)	7,200	2,412	6,780	959	3,545
• Net realized gain (loss) on investments	(8,343)	70,971	(24)	51,124	12,344	235,301
• Net change in unrealized appreciation or depreciation on investments	97,904	9,314	8,604	69,082	19,066	112,356
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,213	87,485	10,992	126,986	32,369	351,202
Changes From Unit Transactions:
• Contract purchases	12,038	116,036	38,904	11,872	2,920	87,483
• Contract withdrawals	(9,974)	(57,312)	(6,647)	(55,983)	(8,715)	(84,780)
• Contract transfers	114,874	(128,752)	10,740	13,220	7,985	(578,181)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	116,938	(70,028)	42,997	(30,891)	2,190	(575,478)
TOTAL INCREASE (DECREASE) IN NET ASSETS	204,151	17,457	53,989	96,095	34,559	(224,276)
NET ASSETS AT DECEMBER 31, 2017	$537,799	$716,217	$194,779	$723,777	$269,021	$1,624,651

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Fidelity® VIP Equity- Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$212,683	$22,842	$130,194	$22,201	$782,459	$156,143	$387,680
Changes From Operations:
• Net investment income (loss)	3,223	(121)	(789)	1,014	(1,087)	948	23,250
• Net realized gain (loss) on investments	14,373	756	16,977	(143)	47,921	483	(1,948)
• Net change in unrealized appreciation or depreciation on investments	18,444	(771)	(13,944)	2,001	46,606	(10,580)	42,143
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,040	(136)	2,244	2,872	93,440	(9,149)	63,445
Changes From Unit Transactions:
• Contract purchases	1,200	774	37,707	—	57,724	850	125,379
• Contract withdrawals	(1,278)	(779)	(7,368)	(1,062)	(20,316)	(2,356)	(28,975)
• Contract transfers	(7,733)	—	5,726	(501)	3,289	4,315	(7,216)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,811)	(5)	36,065	(1,563)	40,697	2,809	89,188
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,229	(141)	38,309	1,309	134,137	(6,340)	152,633
NET ASSETS AT DECEMBER 31, 2016	240,912	22,701	168,503	23,510	916,596	149,803	540,313
Changes From Operations:
• Net investment income (loss)	2,177	(159)	(820)	1,140	(1,864)	4,272	22,243
• Net realized gain (loss) on investments	5,486	3,776	17,207	(16)	150,735	1,942	298
• Net change in unrealized appreciation or depreciation on investments	21,105	3,852	43,139	372	(3,651)	57,988	30,616
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,768	7,469	59,526	1,496	145,220	64,202	53,157
Changes From Unit Transactions:
• Contract purchases	1,200	773	37,717	1,000	14,992	2,357	65,280
• Contract withdrawals	(1,555)	(947)	(7,351)	(1,324)	(714,147)	(4,641)	(26,909)
• Contract transfers	2,592	—	(19,317)	1,754	9,992	311,036	6,217
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,237	(174)	11,049	1,430	(689,163)	308,752	44,588
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,005	7,295	70,575	2,926	(543,943)	372,954	97,745
NET ASSETS AT DECEMBER 31, 2017	$271,917	$29,996	$239,078	$26,436	$372,653	$522,757	$638,058

See accompanying notes.

	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2016	$408,917	$65,541	$295,992	$97,390	$76,260	$297,189
Changes From Operations:
• Net investment income (loss)	7,278	(340)	(2,265)	(61)	1,376	4,107
• Net realized gain (loss) on investments	36,297	6,138	38,962	8,973	6,904	5,743
• Net change in unrealized appreciation or depreciation on investments	19,592	(2,922)	(33,010)	299	(9,142)	809
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,167	2,876	3,687	9,211	(862)	10,659
Changes From Unit Transactions:
• Contract purchases	38,467	1,688	3,359	3,917	1,368	1,774
• Contract withdrawals	(16,655)	(2,089)	(14,112)	(6,625)	(11,544)	(12,423)
• Contract transfers	(18,862)	2,490	(829)	(5,627)	101,795	(1,784)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,950	2,089	(11,582)	(8,335)	91,619	(12,433)
TOTAL INCREASE (DECREASE) IN NET ASSETS	66,117	4,965	(7,895)	876	90,757	(1,774)
NET ASSETS AT DECEMBER 31, 2016	475,034	70,506	288,097	98,266	167,017	295,415
Changes From Operations:
• Net investment income (loss)	9,749	(659)	(2,156)	264	1,523	2,459
• Net realized gain (loss) on investments	22,255	6,732	37,957	6,815	25,894	6,183
• Net change in unrealized appreciation or depreciation on investments	6,975	15,547	33,034	5,068	5,276	40,485
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,979	21,620	68,835	12,147	32,693	49,127
Changes From Unit Transactions:
• Contract purchases	38,471	4,223	6,973	6,321	30,463	1,940
• Contract withdrawals	(16,674)	(2,612)	(40,291)	(6,673)	(51,912)	(14,347)
• Contract transfers	28,776	111,503	(8,060)	1,410	(129,675)	(10,932)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	50,573	113,114	(41,378)	1,058	(151,124)	(23,339)
TOTAL INCREASE (DECREASE) IN NET ASSETS	89,552	134,734	27,457	13,205	(118,431)	25,788
NET ASSETS AT DECEMBER 31, 2017	$564,586	$205,240	$315,554	$111,471	$48,586	$321,203

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$41,137	$86,730	$187,977	$13,102	$11,230	$376,272	$51,273
Changes From Operations:
• Net investment income (loss)	477	(667)	556	20	(89)	(542)	84
• Net realized gain (loss) on investments	1,505	20,589	11,294	78	676	28,422	4,028
• Net change in unrealized appreciation or depreciation on investments	(663)	(9,334)	(9,812)	51	1,182	(8,054)	(1,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,319	10,588	2,038	149	1,769	19,826	2,600
Changes From Unit Transactions:
• Contract purchases	270	501	1,867	830	793	52,651	400
• Contract withdrawals	(255)	(1,734)	(11,305)	(420)	(685)	(17,219)	(1,116)
• Contract transfers	(9,988)	(70,680)	6,208	—	496	(13,326)	(267)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,973)	(71,913)	(3,230)	410	604	22,106	(983)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,654)	(61,325)	(1,192)	559	2,373	41,932	1,617
NET ASSETS AT DECEMBER 31, 2016	32,483	25,405	186,785	13,661	13,603	418,204	52,890
Changes From Operations:
• Net investment income (loss)	261	(228)	16	(18)	(128)	(2,678)	(358)
• Net realized gain (loss) on investments	175	3,455	10,429	161	3,857	21,661	3,485
• Net change in unrealized appreciation or depreciation on investments	5,194	4,394	31,220	3,401	1,918	76,949	10,824
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,630	7,621	41,665	3,544	5,647	95,932	13,951
Changes From Unit Transactions:
• Contract purchases	273	710	1,630	832	918	64,442	402
• Contract withdrawals	(310)	(7,704)	(37,253)	(487)	(4,779)	(19,276)	(183)
• Contract transfers	(139)	20,187	(1,330)	—	400	(92,345)	(2,915)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(176)	13,193	(36,953)	345	(3,461)	(47,179)	(2,696)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,454	20,814	4,712	3,889	2,186	48,753	11,255
NET ASSETS AT DECEMBER 31, 2017	$37,937	$46,219	$191,497	$17,550	$15,789	$466,957	$64,145

See accompanying notes.

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$103,663	$56,490	$69,992	$—	$108,411	$105,816
Changes From Operations:
• Net investment income (loss)	2,004	2,948	844	—	(270)	(496)
• Net realized gain (loss) on investments	211	(13,116)	(171)	—	643	2,866
• Net change in unrealized appreciation or depreciation on investments	12,376	15,186	1,842	—	(2,554)	(444)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,591	5,018	2,515	—	(2,181)	1,926
Changes From Unit Transactions:
• Contract purchases	43,359	21,486	11,126	—	2,549	1,239
• Contract withdrawals	(14,111)	(2,964)	(6,151)	—	(1,796)	(4,717)
• Contract transfers	(2,615)	(80,030)	1,745	—	1,011	4,387
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	26,633	(61,508)	6,720	—	1,764	909
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,224	(56,490)	9,235	—	(417)	2,835
NET ASSETS AT DECEMBER 31, 2016	144,887	—	79,227	—	107,994	108,651
Changes From Operations:
• Net investment income (loss)	2,491	—	1,219	43	(74)	(547)
• Net realized gain (loss) on investments	964	—	(109)	1	4,124	2,263
• Net change in unrealized appreciation or depreciation on investments	21,808	—	573	10	23,464	24,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,263	—	1,683	54	27,514	25,793
Changes From Unit Transactions:
• Contract purchases	44,524	—	11,126	—	2,547	2,140
• Contract withdrawals	(14,539)	—	(5,874)	(83)	(1,922)	(11,669)
• Contract transfers	(6,570)	—	2,537	3,296	1,545	(2,313)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,415	—	7,789	3,213	2,170	(11,842)
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,678	—	9,472	3,267	29,684	13,951
NET ASSETS AT DECEMBER 31, 2017	$193,565	$—	$88,699	$3,267	$137,678	$122,602

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$91,617	$806,970	$348,048	$28,559	$19,639	$91,674	$86,351
Changes From Operations:
• Net investment income (loss)	4,497	15,990	(1,464)	226	262	2,171	1,129
• Net realized gain (loss) on investments	827	13,233	(844)	3,940	2,992	367	21,762
• Net change in unrealized appreciation or depreciation on investments	(4,452)	(12,970)	9,976	(2,526)	637	(482)	(10,432)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	872	16,253	7,668	1,640	3,891	2,056	12,459
Changes From Unit Transactions:
• Contract purchases	6,420	28,731	138,569	1,393	1,785	21,320	4,000
• Contract withdrawals	(4,844)	(60,698)	(33,990)	(2,013)	(593)	(15,471)	(4,135)
• Contract transfers	30,909	(1,507)	(5,847)	233	(106)	9,057	(686)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	32,485	(33,474)	98,732	(387)	1,086	14,906	(821)
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,357	(17,221)	106,400	1,253	4,977	16,962	11,638
NET ASSETS AT DECEMBER 31, 2016	124,974	789,749	454,448	29,812	24,616	108,636	97,989
Changes From Operations:
• Net investment income (loss)	5,300	23,315	3,681	165	214	2,448	827
• Net realized gain (loss) on investments	1,300	937	68	3,807	2,260	972	(2,059)
• Net change in unrealized appreciation or depreciation on investments	6,813	5,880	6,944	1,738	1,684	24,776	15,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,413	30,132	10,693	5,710	4,158	28,196	14,763
Changes From Unit Transactions:
• Contract purchases	12,900	36,523	88,112	1,389	1,786	21,320	1,203
• Contract withdrawals	(9,955)	(33,956)	(32,471)	(2,481)	(419)	(16,883)	(33,559)
• Contract transfers	4,618	221,595	51,203	17	(522)	(4,215)	(5,374)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,563	224,162	106,844	(1,075)	845	222	(37,730)
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,976	254,294	117,537	4,635	5,003	28,418	(22,967)
NET ASSETS AT DECEMBER 31, 2017	$145,950	$1,044,043	$571,985	$34,447	$29,619	$137,054	$75,022

See accompanying notes.

	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$150,160	$36,764	$59,872	$146,336	$568,101	$223,122
Changes From Operations:
• Net investment income (loss)	1,690	594	32	2,517	10,321	(1,023)
• Net realized gain (loss) on investments	14,690	87	(6,159)	3,173	(2,225)	393
• Net change in unrealized appreciation or depreciation on investments	1,289	50	5,228	781	18,317	(10)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,669	731	(899)	6,471	26,413	(640)
Changes From Unit Transactions:
• Contract purchases	33,620	8,200	23,937	8,960	50,001	63,106
• Contract withdrawals	(25,842)	(6,313)	(3,910)	(10,249)	(38,876)	(14,635)
• Contract transfers	7,691	3,604	(66,782)	(156)	(4,595)	12,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,469	5,491	(46,755)	(1,445)	6,530	60,994
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,138	6,222	(47,654)	5,026	32,943	60,354
NET ASSETS AT DECEMBER 31, 2016	183,298	42,986	12,218	151,362	601,044	283,476
Changes From Operations:
• Net investment income (loss)	1,782	726	206	2,964	14,255	(1,291)
• Net realized gain (loss) on investments	2,079	62	75	2,288	38,630	1,431
• Net change in unrealized appreciation or depreciation on investments	31,031	404	2,782	9,998	39,942	13,042
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,892	1,192	3,063	15,250	92,827	13,182
Changes From Unit Transactions:
• Contract purchases	33,620	8,200	3,302	8,959	20,000	33,107
• Contract withdrawals	(27,529)	(6,118)	(1,429)	(11,222)	(40,245)	(13,763)
• Contract transfers	(1,152)	3,034	—	9,519	28,370	20,619
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,939	5,116	1,873	7,256	8,125	39,963
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,831	6,308	4,936	22,506	100,952	53,145
NET ASSETS AT DECEMBER 31, 2017	$223,129	$49,294	$17,154	$173,868	$701,996	$336,621

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$735,153	$160,981	$—	$69,361	$39,594	$757,021	$103,084
Changes From Operations:
• Net investment income (loss)	12,727	(755)	—	3,944	83	9,653	1,204
• Net realized gain (loss) on investments	25,900	—	—	(255)	478	19,135	232
• Net change in unrealized appreciation or depreciation on investments	(8,739)	—	—	5,620	3,347	(6,609)	(26)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,888	(755)	—	9,309	3,908	22,179	1,410
Changes From Unit Transactions:
• Contract purchases	77,508	68,824	—	10,756	5,047	20,000	4,654
• Contract withdrawals	(49,643)	(15,238)	—	(6,507)	(2,001)	(9,648)	(3,047)
• Contract transfers	5,663	(95,604)	—	(300)	(107)	—	6,184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	33,528	(42,018)	—	3,949	2,939	10,352	7,791
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,416	(42,773)	—	13,258	6,847	32,531	9,201
NET ASSETS AT DECEMBER 31, 2016	798,569	118,208	—	82,619	46,441	789,552	112,285
Changes From Operations:
• Net investment income (loss)	18,562	(148)	(20)	4,429	265	(2,749)	1,995
• Net realized gain (loss) on investments	1,646	4	90	1,066	369	75,328	2,972
• Net change in unrealized appreciation or depreciation on investments	92,885	—	—	361	6,305	3,315	35,822
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,093	(144)	70	5,856	6,939	75,894	40,789
Changes From Unit Transactions:
• Contract purchases	77,508	355,469	—	12,828	5,148	—	5,454
• Contract withdrawals	(47,362)	(24,461)	(5,634)	(6,629)	(1,467)	(7,819)	(4,272)
• Contract transfers	203	(21,733)	5,564	(9,601)	579	(754,777)	124,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,349	309,275	(70)	(3,402)	4,260	(762,596)	125,189
TOTAL INCREASE (DECREASE) IN NET ASSETS	143,442	309,131	—	2,454	11,199	(686,702)	165,978
NET ASSETS AT DECEMBER 31, 2017	$942,011	$427,339	$—	$85,073	$57,640	$102,850	$278,263

See accompanying notes.

	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$137,895	$518,416	$209,114	$29,870	$25,176	$234,233
Changes From Operations:
• Net investment income (loss)	2,441	9,911	4,499	357	796	3,330
• Net realized gain (loss) on investments	12,168	2,570	496	295	278	(7,790)
• Net change in unrealized appreciation or depreciation on investments	8,688	1,318	(1,972)	492	1,204	30,981
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,297	13,799	3,023	1,144	2,278	26,521
Changes From Unit Transactions:
• Contract purchases	28,271	5,014	6,818	—	—	6,790
• Contract withdrawals	(8,311)	(34,932)	(6,416)	(6,667)	(2,528)	(5,679)
• Contract transfers	(4,691)	(57,245)	44,713	102	(2)	(96,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,269	(87,163)	45,115	(6,565)	(2,530)	(94,956)
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,566	(73,364)	48,138	(5,421)	(252)	(68,435)
NET ASSETS AT DECEMBER 31, 2016	176,461	445,052	257,252	24,449	24,924	165,798
Changes From Operations:
• Net investment income (loss)	2,988	12,327	5,889	390	3,170	4,135
• Net realized gain (loss) on investments	5,705	5,863	3,490	449	3,147	518
• Net change in unrealized appreciation or depreciation on investments	25,158	71,967	(1,792)	1,751	8,762	33,654
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,851	90,157	7,587	2,590	15,079	38,307
Changes From Unit Transactions:
• Contract purchases	32,327	4,899	17,826	4,501	5,466	6,790
• Contract withdrawals	(9,300)	(8,549)	(7,395)	(7,227)	(3,131)	(4,955)
• Contract transfers	14,585	(41,806)	30,997	1,417	49,142	(3,775)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,612	(45,456)	41,428	(1,309)	51,477	(1,940)
TOTAL INCREASE (DECREASE) IN NET ASSETS	71,463	44,701	49,015	1,281	66,556	36,367
NET ASSETS AT DECEMBER 31, 2017	$247,924	$489,753	$306,267	$25,730	$91,480	$202,165

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$165,001	$134,857	$—	$479,390	$60,009	$89,683	$51,005
Changes From Operations:
• Net investment income (loss)	3,666	4,938	781	1,387	1,472	1,435	2,787
• Net realized gain (loss) on investments	(444)	(250)	—	(27,668)	1,050	3,864	1,366
• Net change in unrealized appreciation or depreciation on investments	7,231	(1,867)	(1,104)	60,310	2,209	1,635	2,511
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,453	2,821	(323)	34,029	4,731	6,934	6,664
Changes From Unit Transactions:
• Contract purchases	68,111	52,019	—	9,231	37,368	8,000	23,546
• Contract withdrawals	(20,284)	(6,298)	(131)	(8,590)	(12,041)	(19,296)	(10,113)
• Contract transfers	3,829	11,189	81,611	(376,550)	1,579	—	62,748
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	51,656	56,910	81,480	(375,909)	26,906	(11,296)	76,181
TOTAL INCREASE (DECREASE) IN NET ASSETS	62,109	59,731	81,157	(341,880)	31,637	(4,362)	82,845
NET ASSETS AT DECEMBER 31, 2016	227,110	194,588	81,157	137,510	91,646	85,321	133,850
Changes From Operations:
• Net investment income (loss)	9,519	5,274	1,870	3,942	2,108	2,657	5,895
• Net realized gain (loss) on investments	544	5,082	649	31,210	646	3,381	4,957
• Net change in unrealized appreciation or depreciation on investments	23,582	37,936	17,754	(10,097)	11,662	3,780	9,078
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,645	48,292	20,273	25,055	14,416	9,818	19,930
Changes From Unit Transactions:
• Contract purchases	38,111	36,831	22,035	5,831	37,368	8,000	23,545
• Contract withdrawals	(20,570)	(6,160)	(3,156)	(3,208)	(12,474)	(19,831)	(17,299)
• Contract transfers	(5,536)	(10,203)	(4,034)	(2,662)	(1,784)	—	2,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,005	20,468	14,845	(39)	23,110	(11,831)	9,224
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,650	68,760	35,118	25,016	37,526	(2,013)	29,154
NET ASSETS AT DECEMBER 31, 2017	$272,760	$263,348	$116,275	$162,526	$129,172	$83,308	$163,004

See accompanying notes.

	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$649,722	$97,075	$23,990	$68,537	$139,436	$39,943
Changes From Operations:
• Net investment income (loss)	12,190	1,226	677	(164)	(106)	430
• Net realized gain (loss) on investments	24,328	4,668	1,534	1,319	38,115	692
• Net change in unrealized appreciation or depreciation on investments	44,388	18,811	6,311	(287)	(28,046)	3,222
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,906	24,705	8,522	868	9,963	4,344
Changes From Unit Transactions:
• Contract purchases	158,706	32,672	12,906	3,746	8,392	—
• Contract withdrawals	(55,776)	(5,261)	(2,345)	(1,694)	(3,827)	(910)
• Contract transfers	(11,052)	(9,219)	(3,146)	20	(2,468)	(1,280)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	91,878	18,192	7,415	2,072	2,097	(2,190)
TOTAL INCREASE (DECREASE) IN NET ASSETS	172,784	42,897	15,937	2,940	12,060	2,154
NET ASSETS AT DECEMBER 31, 2016	822,506	139,972	39,927	71,477	151,496	42,097
Changes From Operations:
• Net investment income (loss)	13,631	822	995	(104)	24	390
• Net realized gain (loss) on investments	51,988	14,654	6,079	2,442	6,988	1,156
• Net change in unrealized appreciation or depreciation on investments	112,688	3,897	(4,447)	21,702	29,936	6,172
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	178,307	19,373	2,627	24,040	36,948	7,718
Changes From Unit Transactions:
• Contract purchases	113,146	21,829	4,622	3,747	1,792	—
• Contract withdrawals	(57,744)	(18,100)	(2,269)	(1,838)	(2,570)	(919)
• Contract transfers	(18,322)	61	2,226	(737)	(1,516)	(2,283)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,080	3,790	4,579	1,172	(2,294)	(3,202)
TOTAL INCREASE (DECREASE) IN NET ASSETS	215,387	23,163	7,206	25,212	34,654	4,516
NET ASSETS AT DECEMBER 31, 2017	$1,037,893	$163,135	$47,133	$96,689	$186,150	$46,613

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	M International Equity Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$156,083	$28,669	$88,662	$21,441	$260,831	$146,219	$1,384,633
Changes From Operations:
• Net investment income (loss)	3,048	(319)	(109)	(117)	(1,539)	14,648	52,913
• Net realized gain (loss) on investments	173	5,777	4,133	(10,797)	20,634	25,462	31,266
• Net change in unrealized appreciation or depreciation on investments	2,405	(7,119)	7,083	10,474	(14,636)	(14,558)	69,916
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,626	(1,661)	11,107	(440)	4,459	25,552	154,095
Changes From Unit Transactions:
• Contract purchases	11,162	8,513	3,205	—	12,013	21,745	136,777
• Contract withdrawals	(5,504)	(1,035)	(2,744)	(21,001)	(10,206)	(11,965)	(32,097)
• Contract transfers	7,324	34,959	(7,238)	—	(4,591)	440,701	4,159
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,982	42,437	(6,777)	(21,001)	(2,784)	450,481	108,839
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,608	40,776	4,330	(21,441)	1,675	476,033	262,934
NET ASSETS AT DECEMBER 31, 2016	174,691	69,445	92,992	—	262,506	622,252	1,647,567
Changes From Operations:
• Net investment income (loss)	2,948	(620)	(194)	—	(2,155)	739	66,738
• Net realized gain (loss) on investments	2,782	6,199	8,171	—	31,061	26,282	118,127
• Net change in unrealized appreciation or depreciation on investments	41,889	19,828	5,007	—	74,957	21,013	59,566
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,619	25,407	12,984	—	103,863	48,034	244,431
Changes From Unit Transactions:
• Contract purchases	11,160	8,514	23,805	—	13,416	6,946	14,806
• Contract withdrawals	(6,248)	(1,108)	(10,994)	—	(13,909)	(11,614)	(1,263,900)
• Contract transfers	(9,906)	—	(9,554)	—	331,457	(505,167)	(64,050)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,994)	7,406	3,257	—	330,964	(509,835)	(1,313,144)
TOTAL INCREASE (DECREASE) IN NET ASSETS	42,625	32,813	16,241	—	434,827	(461,801)	(1,068,713)
NET ASSETS AT DECEMBER 31, 2017	$217,316	$102,258	$109,233	$—	$697,333	$160,451	$578,854

See accompanying notes.

	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Equity Income Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2016	$64,276	$665,528	$41,850	$254,474	$—	$—
Changes From Operations:
• Net investment income (loss)	(109)	(4,509)	18	1,898	—	—
• Net realized gain (loss) on investments	2,591	29,561	4,791	(17,375)	—	—
• Net change in unrealized appreciation or depreciation on investments	7,384	(5,881)	1,920	56,730	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,866	19,171	6,729	41,253	—	—
Changes From Unit Transactions:
• Contract purchases	401	9,873	2,398	69,403	—	—
• Contract withdrawals	(46,749)	(95,180)	(2,364)	(16,145)	—	—
• Contract transfers	(1,105)	6,123	(438)	(9,953)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(47,453)	(79,184)	(404)	43,305	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,587)	(60,013)	6,325	84,558	—	—
NET ASSETS AT DECEMBER 31, 2016	26,689	605,515	48,175	339,032	—	—
Changes From Operations:
• Net investment income (loss)	(59)	(4,835)	148	38,631	(115)	5
• Net realized gain (loss) on investments	924	16,928	1,171	(5,049)	19	91
• Net change in unrealized appreciation or depreciation on investments	2,393	134,240	8,466	(22,755)	2,793	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,258	146,333	9,785	10,827	2,697	96
Changes From Unit Transactions:
• Contract purchases	—	4,569	3,733	40,902	—	126
• Contract withdrawals	(479)	(12,458)	(2,246)	(15,445)	(242)	(3,560)
• Contract transfers	(754)	(4,237)	15,473	50,307	21,488	3,338
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,233)	(12,126)	16,960	75,764	21,246	(96)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,025	134,207	26,745	86,591	23,943	—
NET ASSETS AT DECEMBER 31, 2017	$28,714	$739,722	$74,920	$425,623	$23,943	$—

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Putnam VT Growth & Income Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$18,372	$98,104	$134,120
Changes From Operations:
• Net investment income (loss)	163	1,115	(682)
• Net realized gain (loss) on investments	600	1,205	(3,192)
• Net change in unrealized appreciation or depreciation on investments	1,794	3,840	6,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,557	6,160	2,940
Changes From Unit Transactions:
• Contract purchases	—	694	14,318
• Contract withdrawals	(288)	(6,803)	(6,421)
• Contract transfers	—	1,726	(19,207)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(288)	(4,383)	(11,310)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,269	1,777	(8,370)
NET ASSETS AT DECEMBER 31, 2016	20,641	99,881	125,750
Changes From Operations:
• Net investment income (loss)	384	1,874	(788)
• Net realized gain (loss) on investments	4,638	488	(675)
• Net change in unrealized appreciation or depreciation on investments	(4,027)	12,916	3,674
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	995	15,278	2,211
Changes From Unit Transactions:
• Contract purchases	—	2,191	11,084
• Contract withdrawals	(148)	(8,323)	(10,405)
• Contract transfers	(21,488)	(1,002)	8,762
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,636)	(7,134)	9,441
TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,641)	8,144	11,652
NET ASSETS AT DECEMBER 31, 2017	$—	$108,025	$137,402

See accompanying notes.

	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$75,217	$15,760
Changes From Operations:
• Net investment income (loss)	1,472	190
• Net realized gain (loss) on investments	5,071	664
• Net change in unrealized appreciation or depreciation on investments	1,510	474
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,053	1,328
Changes From Unit Transactions:
• Contract purchases	6,886	—
• Contract withdrawals	(3,157)	(754)
• Contract transfers	3,595	301
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,324	(453)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,377	875
NET ASSETS AT DECEMBER 31, 2016	90,594	16,635
Changes From Operations:
• Net investment income (loss)	1,363	147
• Net realized gain (loss) on investments	858	289
• Net change in unrealized appreciation or depreciation on investments	14,500	2,414
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,721	2,850
Changes From Unit Transactions:
• Contract purchases	5,290	701
• Contract withdrawals	(2,544)	(922)
• Contract transfers	(2,468)	(275)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	278	(496)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,999	2,354
NET ASSETS AT DECEMBER 31, 2017	$107,593	$18,989

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln SVUL • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV	• Lincoln SVULONE • Lincoln SVULONE 2007 • Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-five mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I**

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche Investments VIT Funds:

Deutsche Equity 500 Index VIP Portfolio - Class A

Deutsche Small Cap Index VIP Portfolio - Class A

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class**

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class**

LVIP Dimensional International Core Equity Fund - Standard Class**

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class**

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Managed Risk Profile 2010 Fund - Standard Class**

LVIP Managed Risk Profile 2020 Fund - Standard Class**

LVIP Managed Risk Profile 2030 Fund - Standard Class

LVIP Managed Risk Profile 2040 Fund - Standard Class**

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class**

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**

LLANY Separate Account R for Flexible
Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund**

M International Equity Fund**

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class**

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Equity Income Fund - Class IB

Putnam VT Global Health Care Fund - Class IB**

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2017

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying

Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2016, the following funds became available as investment options for account contract owners:

American Century VP Balanced Fund - Class I	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio - Class I	ClearBridge Variable Mid Cap Portfolio - Class I
LVIP BlackRock Equity Dividend Managed Volatility Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Managed Volatility	LVIP Dimensional International Equity Managed Volatility
Fund - Standard Class	Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Templeton Growth Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Money Market Fund - Standard Class	LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP SSgA Bond Index Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class
LVIP SSgA Conservative Index Allocation Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSgA Conservative Structured Allocation Fund - Standard Class	LVIP SSGA Conservative Structured Allocation Fund - Standard Class
LVIP SSgA Developed International 150 Fund - Standard Class	LVIP SSGA Developed International 150 Fund - Standard Class
LVIP SSgA Emerging Markets 100 Fund - Standard Class	LVIP SSGA Emerging Markets 100 Fund - Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSgA International Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class
LVIP SSgA Large Cap 100 Fund - Standard Class	LVIP SSGA Large Cap 100 Fund - Standard Class
LVIP SSgA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSgA Moderate Structured Allocation Fund - Standard Class	LVIP SSGA Moderate Structured Allocation Fund - Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
LVIP SSgA S&P 500 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSgA Small-Cap Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSgA Small-Mid Cap 200 Fund - Standard Class	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class

Also during 2016, the LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class ceased to be available as an investment option to Variable Account contract owners.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Institutional Shares
Janus Aspen Balanced Portfolio - Service Shares	Janus Henderson Balanced Portfolio - Service Shares
Janus Aspen Enterprise Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
Janus Aspen Global Research Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Service Shares
Janus Aspen Global Technology Portfolio - Service Shares	Janus Henderson Global Technology Portfolio - Service Shares
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class

During 2017, the following fund merger occurred:

Fund Acquired	Acquiring Fund
Putnam VT Growth & Income Fund - Class IB	Putnam VT Equity Income Fund - Class IB

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%

•  Lincoln SVUL-II - annual rate of .80%

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2017 and 2016, amounted to $168,526 and $189,632, respectively.

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended

December 31, 2017 and 2016, amounted to $733,745 and $800,189, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2017 and 2016, amounted to $440,907 and $375,904, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2017 and 2016, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln SVULONE 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2017 and 2016 no full surrender charges or partial surrender administrative charges were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2017		0.10%	0.80%	$16.05	$32.47	31,816	$682,513	35.58%	36.53%	0.66%
	2016		0.10%	0.80%	11.82	23.78	15,676	244,636	-1.42%	-0.72%	0.00%
	2015		0.10%	0.80%	11.96	23.96	14,303	224,235	2.07%	2.79%	0.00%
	2014		0.10%	0.80%	11.70	23.31	12,976	198,523	4.22%	4.96%	0.00%
	2013		0.10%	0.80%	14.45	22.21	11,265	163,496	22.28%	23.15%	0.29%
AB VPS Growth and Income Portfolio - Class A
	2017		0.10%	0.80%	13.18	39.29	16,060	416,129	17.98%	18.84%	1.46%
	2016		0.10%	0.80%	23.39	33.06	17,535	387,198	10.41%	11.21%	0.93%
	2015		0.10%	0.80%	17.27	29.73	15,864	343,547	0.89%	1.60%	1.59%
	2014		0.10%	0.80%	17.07	29.26	22,911	482,679	8.67%	9.41%	1.87%
	2013		0.10%	0.80%	15.66	26.75	11,972	234,201	33.89%	34.83%	1.34%
AB VPS International Value Portfolio - Class A
	2017		0.10%	0.60%	10.66	24.57	4,459	50,955	24.67%	25.31%	2.09%
	2016		0.10%	0.60%	8.55	19.60	7,081	63,295	-1.10%	-0.61%	1.26%
	2015		0.10%	0.60%	8.64	19.72	6,296	56,708	1.98%	2.47%	2.53%
	2014		0.10%	0.60%	8.48	19.25	6,000	52,792	-6.77%	-6.33%	3.74%
	2013		0.10%	0.60%	9.09	20.55	5,384	50,514	22.27%	22.90%	6.39%
AB VPS Large Cap Growth Portfolio - Class A
	2017	2/2/17	0.80%	0.80%	31.42	31.42	2,892	90,874	25.80%	25.80%	0.00%
	2013		0.80%	0.80%	17.02	17.02	32	540	36.26%	36.26%	0.09%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2017		0.10%	0.80%	13.67	50.47	23,729	612,380	12.25%	13.03%	0.47%
	2016		0.10%	0.80%	18.97	44.85	21,195	494,829	24.09%	24.97%	0.56%
	2015		0.10%	0.80%	15.26	36.14	20,150	397,185	-6.24%	-5.58%	0.79%
	2014		0.10%	0.80%	16.24	38.55	17,446	378,275	8.33%	9.06%	0.70%
	2013		0.10%	0.80%	14.96	35.59	14,427	321,383	36.96%	37.92%	0.59%
American Century VP Inflation Protection Fund - Class I
	2017		0.20%	0.60%	10.43	15.30	11,379	163,112	3.24%	3.72%	2.95%
	2016		0.20%	0.60%	13.69	14.81	9,968	138,701	4.08%	4.19%	1.97%
	2015		0.50%	0.60%	13.15	14.23	9,087	128,517	-2.87%	-2.77%	2.31%
	2014		0.50%	0.80%	13.54	14.76	8,725	127,018	2.75%	3.06%	1.50%
	2013		0.50%	0.80%	13.16	14.37	9,373	132,718	-8.95%	-8.67%	1.78%
American Funds Global Growth Fund - Class 2
	2017		0.10%	0.80%	13.78	37.74	54,027	1,214,822	30.42%	31.34%	0.73%
	2016		0.10%	0.80%	15.41	28.73	49,581	840,916	-0.18%	0.52%	0.88%
	2015		0.10%	0.80%	15.41	28.59	41,398	716,346	6.08%	6.83%	1.02%
	2014		0.10%	0.80%	14.50	26.76	39,431	670,965	1.50%	2.21%	1.40%
	2013		0.10%	0.80%	14.25	26.18	24,787	377,442	28.15%	29.05%	1.79%
American Funds Global Small Capitalization Fund - Class 2
	2017		0.10%	0.80%	14.55	47.19	9,574	207,559	24.89%	25.76%	0.44%
	2016		0.10%	0.80%	11.63	37.78	10,029	181,913	1.28%	1.99%	0.23%
	2015		0.10%	0.80%	11.45	37.30	9,526	175,372	-0.53%	0.17%	0.00%
	2014		0.10%	0.80%	11.49	37.50	10,249	194,352	1.31%	2.02%	0.12%
	2013		0.10%	0.80%	11.32	37.02	10,272	198,760	27.25%	28.14%	0.91%
American Funds Growth Fund - Class 2
	2017		0.10%	0.80%	14.21	44.79	79,047	2,077,161	27.27%	28.16%	0.42%
	2016		0.10%	0.80%	16.68	35.11	109,954	2,412,942	8.62%	9.38%	0.71%
	2015		0.10%	0.80%	15.32	32.32	102,692	2,239,248	6.01%	6.75%	0.61%
	2014		0.10%	0.80%	14.43	30.49	101,506	2,074,820	7.64%	8.40%	0.79%
	2013		0.10%	0.80%	13.38	28.33	107,453	2,005,501	29.07%	29.97%	0.96%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 2
	2017		0.10%	0.80%	$13.51	$39.73	61,168	$1,484,935	21.41%	22.29%	0.97%
	2016		0.10%	0.80%	16.11	32.49	106,556	2,266,313	10.63%	11.41%	1.38%
	2015		0.10%	0.80%	14.53	29.16	101,191	1,998,712	0.65%	1.35%	1.34%
	2014		0.10%	0.80%	14.41	28.77	97,235	1,902,763	9.75%	10.52%	1.34%
	2013		0.10%	0.80%	13.10	26.03	92,869	1,638,304	32.43%	33.37%	1.44%
American Funds International Fund - Class 2
	2017		0.10%	0.80%	14.03	36.08	63,385	1,230,855	31.08%	32.01%	0.98%
	2016		0.10%	0.80%	10.83	27.52	97,579	1,610,694	2.71%	3.43%	1.27%
	2015		0.10%	0.80%	10.53	26.79	96,731	1,629,874	-5.29%	-4.62%	1.62%
	2014		0.10%	0.80%	11.09	28.29	80,021	1,418,667	-3.43%	-2.75%	1.47%
	2013		0.10%	0.80%	11.46	29.29	69,616	1,316,600	20.67%	21.51%	1.39%
BlackRock Global Allocation V.I. Fund - Class I
	2017		0.10%	0.60%	17.96	18.75	80,818	1,455,848	13.18%	13.74%	1.41%
	2016		0.10%	0.60%	15.87	16.49	71,583	1,139,169	3.49%	4.01%	1.27%
	2015		0.10%	0.60%	15.34	15.85	62,398	959,273	-1.30%	-0.81%	1.22%
	2014		0.10%	0.60%	15.54	15.98	52,033	810,315	1.50%	2.01%	2.47%
	2013		0.10%	0.60%	15.31	15.67	43,462	666,642	14.07%	14.64%	1.88%
ClearBridge Variable Mid Cap Portfolio - Class I
	2017	11/20/17	0.10%	0.10%	13.41	13.41	28	372	2.65%	2.65%	0.42%
Delaware VIP® Diversified Income Series - Standard Class
	2017		0.10%	0.60%	10.49	19.28	29,925	492,069	4.59%	5.12%	2.70%
	2016		0.10%	0.60%	15.58	18.44	27,654	439,575	2.90%	3.42%	3.16%
	2015		0.10%	0.80%	15.14	17.92	25,443	412,332	-1.87%	-1.18%	3.09%
	2014		0.10%	0.80%	15.40	18.25	25,256	419,343	4.47%	5.21%	2.28%
	2013		0.10%	0.80%	14.71	17.47	21,415	347,115	-2.05%	-1.36%	2.54%
Delaware VIP® Emerging Markets Series - Standard Class
	2017		0.10%	0.80%	14.82	60.49	50,550	963,123	39.43%	40.41%	0.56%
	2016		0.10%	0.80%	10.61	43.38	49,941	644,043	13.03%	13.82%	1.06%
	2015		0.10%	0.80%	9.37	38.38	50,766	611,040	-15.19%	-14.59%	0.87%
	2014		0.10%	0.80%	11.02	45.26	43,398	626,754	-8.79%	-8.15%	0.64%
	2013		0.10%	0.80%	12.06	49.62	35,454	581,349	9.26%	10.03%	1.72%
Delaware VIP® High Yield Series - Standard Class
	2017		0.20%	0.80%	11.64	30.48	12,462	282,853	6.63%	7.28%	5.61%
	2016		0.20%	0.80%	16.65	28.59	11,134	242,284	12.26%	12.49%	6.76%
	2015		0.50%	0.80%	14.81	25.47	11,577	228,663	-7.34%	-7.08%	6.55%
	2014		0.10%	0.80%	15.95	27.48	10,565	229,144	-1.08%	-0.39%	6.76%
	2013		0.10%	0.80%	16.09	27.78	9,923	236,662	8.35%	9.12%	7.12%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2017		0.10%	0.80%	12.67	12.84	17,687	226,607	1.56%	2.07%	2.06%
	2016		0.10%	0.60%	12.47	12.58	11,754	147,419	1.48%	1.99%	1.51%
	2015		0.10%	0.60%	12.29	12.33	6,832	84,204	0.18%	0.69%	1.71%
	2014		0.10%	0.60%	12.25	12.27	5,006	61,349	1.09%	1.59%	1.62%
	2013		0.10%	0.60%	12.06	12.13	2,773	33,551	-1.65%	-1.16%	1.54%
Delaware VIP® REIT Series - Standard Class
	2017		0.20%	0.80%	10.03	56.36	23,152	683,960	0.73%	1.33%	1.76%
	2016		0.20%	0.80%	18.70	55.95	47,175	1,336,179	5.03%	5.34%	1.14%
	2015		0.50%	0.80%	17.75	53.27	42,667	1,190,270	2.92%	3.23%	1.23%
	2014		0.50%	0.80%	17.19	51.76	43,851	1,185,708	28.43%	28.82%	1.40%
	2013		0.50%	0.80%	13.35	40.30	45,536	964,006	1.33%	1.63%	1.59%
Delaware VIP® Small Cap Value Series - Standard Class
	2017		0.10%	0.80%	21.46	62.87	25,915	1,048,281	11.16%	11.94%	0.93%
	2016		0.10%	0.80%	19.26	56.56	48,736	1,670,845	30.36%	31.26%	0.94%
	2015		0.10%	0.80%	14.75	43.39	50,365	1,360,518	-6.97%	-6.31%	0.73%
	2014		0.10%	0.80%	15.82	46.64	51,057	1,511,939	5.02%	5.76%	0.57%
	2013		0.10%	0.80%	15.04	44.41	52,202	1,516,970	32.44%	33.35%	0.74%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Smid Cap Core Series - Standard Class
	2017		0.20%	0.80%	$12.82	$49.04	23,841	$762,872	17.70%	18.41%	0.29%
	2016		0.20%	0.80%	22.08	41.67	23,932	656,861	7.43%	7.65%	0.21%
	2015		0.50%	0.80%	20.51	38.79	20,741	592,132	6.68%	7.00%	0.39%
	2014		0.50%	0.80%	19.19	36.36	22,728	615,461	2.33%	2.63%	0.06%
	2013		0.50%	0.80%	18.71	35.53	18,658	504,010	40.20%	40.62%	0.02%
Delaware VIP® U.S. Growth Series - Standard Class
	2017		0.10%	0.80%	23.34	43.71	17,350	537,799	27.26%	28.15%	0.00%
	2016		0.10%	0.80%	18.30	34.11	14,292	333,648	-5.92%	-5.26%	0.60%
	2015		0.10%	0.80%	19.42	36.00	13,884	343,616	4.55%	5.29%	0.66%
	2014		0.10%	0.80%	18.54	27.57	22,087	529,116	11.88%	12.15%	0.22%
	2013		0.60%	0.80%	18.99	24.64	20,661	444,014	33.68%	33.95%	0.33%
Delaware VIP® Value Series - Standard Class
	2017		0.10%	0.80%	12.46	39.93	31,990	716,217	12.89%	13.68%	1.64%
	2016		0.10%	0.80%	16.72	35.13	33,123	698,760	13.73%	14.53%	1.93%
	2015		0.10%	0.80%	14.67	30.67	36,260	740,643	-1.21%	-0.50%	1.56%
	2014		0.10%	0.80%	14.82	30.95	29,412	617,294	13.09%	13.42%	1.71%
	2013		0.50%	0.80%	16.60	27.37	30,446	612,276	32.63%	33.03%	1.67%
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	2017		0.60%	0.60%	14.64	14.64	13,304	194,779	6.77%	6.77%	2.06%
	2016		0.60%	0.60%	13.71	13.71	10,268	140,790	4.67%	4.67%	2.02%
	2015		0.60%	0.60%	13.10	13.10	8,750	114,628	-6.85%	-6.85%	2.71%
	2014		0.60%	0.60%	14.06	14.06	6,068	85,337	2.88%	2.88%	1.20%
	2013		0.60%	0.60%	13.67	13.67	1,658	22,669	0.33%	0.33%	2.06%
Deutsche Equity 500 Index VIP Portfolio - Class A
	2017		0.20%	0.80%	13.33	36.39	25,628	723,777	20.57%	21.29%	1.77%
	2016		0.20%	0.80%	20.59	30.18	27,007	627,682	10.73%	10.95%	1.89%
	2015		0.50%	0.80%	18.02	27.26	29,918	637,078	0.32%	0.63%	1.64%
	2014		0.50%	0.80%	17.91	27.17	30,127	636,021	12.49%	12.82%	1.82%
	2013		0.50%	0.80%	15.87	24.15	30,454	567,926	30.88%	31.27%	1.78%
Deutsche Small Cap Index VIP Portfolio - Class A
	2017		0.20%	0.80%	13.95	43.39	11,331	269,021	13.42%	14.10%	0.97%
	2016		0.20%	0.80%	29.53	38.26	10,973	234,462	20.06%	20.06%	0.99%
	2015		0.50%	0.80%	15.78	31.86	10,763	244,626	-5.36%	-5.07%	1.03%
	2014		0.50%	0.80%	16.63	33.67	9,841	236,979	3.91%	4.22%	0.93%
	2013		0.50%	0.80%	15.95	32.40	9,423	221,601	37.53%	37.95%	1.64%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2017		0.10%	0.80%	20.38	42.01	54,447	1,624,651	20.79%	21.64%	0.82%
	2016		0.10%	0.80%	16.84	34.78	73,727	1,848,927	7.05%	7.80%	0.77%
	2015		0.10%	0.80%	15.70	32.49	54,773	1,275,722	-0.24%	0.46%	0.94%
	2014		0.10%	0.80%	15.71	32.57	53,730	1,268,726	10.93%	11.70%	0.89%
	2013		0.10%	0.80%	14.13	29.36	52,409	1,125,359	30.10%	31.01%	1.04%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2017		0.80%	0.80%	25.10	31.28	10,679	271,917	11.90%	11.91%	1.66%
	2016		0.80%	0.80%	22.43	27.95	10,596	240,912	16.96%	16.96%	2.05%
	2015		0.80%	0.80%	19.18	23.90	10,958	212,683	-4.85%	-4.85%	3.17%
	2014		0.80%	0.80%	20.16	25.11	10,772	219,537	7.78%	7.78%	2.79%
	2013		0.80%	0.80%	18.70	23.30	10,891	205,688	26.99%	26.99%	2.41%
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2017		0.80%	0.80%	22.14	22.14	1,355	29,996	33.33%	33.33%	0.20%
	2016		0.80%	0.80%	16.61	16.61	1,367	22,701	-0.55%	-0.55%	0.22%
	2015		0.80%	0.80%	16.70	16.70	1,368	22,842	4.64%	4.64%	0.06%
	2014		0.80%	0.80%	15.96	15.96	1,362	21,741	11.21%	11.21%	0.12%
	2013		0.80%	0.80%	14.35	14.35	1,351	19,392	36.68%	36.68%	0.21%
Fidelity® VIP Growth Portfolio - Service Class
	2017		0.10%	0.80%	14.14	46.21	9,966	239,078	33.94%	34.86%	0.12%
	2016		0.10%	0.80%	13.19	34.27	9,547	168,503	-0.16%	0.62%	0.00%
	2015		0.10%	0.80%	13.21	34.06	6,696	130,194	6.19%	6.94%	0.18%
	2014		0.10%	0.80%	12.44	31.85	5,579	104,464	10.26%	11.07%	0.15%
	2013		0.10%	0.80%	11.28	28.67	2,294	45,270	35.00%	36.06%	0.21%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP High Income Portfolio - Service Class
	2017		0.80%	0.80%	$19.18	$19.18	1,378	$26,436	6.22%	6.22%	5.35%
	2016		0.80%	0.80%	18.06	18.06	1,302	23,510	13.46%	13.46%	4.83%
	2015		0.80%	0.80%	15.91	15.91	1,395	22,201	-4.52%	-4.52%	6.40%
	2014		0.80%	0.80%	16.67	16.67	1,407	23,451	0.27%	0.27%	2.03%
	2013		0.80%	0.80%	16.62	16.62	7,876	130,929	5.03%	5.03%	5.64%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2017		0.10%	0.60%	21.03	39.42	13,925	372,653	19.98%	20.58%	0.35%
	2016		0.10%	0.60%	17.53	32.69	36,834	916,596	11.44%	12.00%	0.41%
	2015		0.10%	0.60%	15.73	29.19	34,983	782,459	-2.09%	-1.60%	0.41%
	2014		0.10%	0.60%	16.07	29.66	34,061	771,026	5.56%	6.09%	0.17%
	2013		0.10%	0.60%	15.22	27.96	32,269	692,979	35.25%	35.93%	0.42%
Fidelity® VIP Overseas Portfolio - Service Class
	2017		0.10%	0.80%	21.93	29.86	23,566	522,757	29.07%	30.00%	2.06%
	2016		0.10%	0.80%	16.96	23.13	8,538	149,803	-5.88%	-5.20%	1.29%
	2015		0.10%	0.80%	17.98	24.53	8,395	156,143	2.67%	3.38%	1.28%
	2014		0.10%	0.80%	17.48	23.89	8,508	154,130	-8.89%	-8.28%	1.28%
	2013		0.10%	0.80%	19.15	26.22	8,355	165,886	29.34%	30.27%	1.31%
Franklin Income VIP Fund - Class 1
	2017		0.10%	0.60%	15.94	26.80	31,492	638,058	9.29%	9.83%	4.17%
	2016		0.10%	0.60%	14.58	24.40	28,655	540,313	13.65%	14.22%	4.83%
	2015		0.10%	0.60%	12.83	21.36	23,741	387,680	-7.40%	-6.93%	4.94%
	2014		0.10%	0.60%	13.86	22.95	17,940	311,567	4.29%	4.82%	5.32%
	2013		0.10%	0.80%	13.29	21.90	12,255	189,530	13.27%	14.08%	5.83%
Franklin Mutual Shares VIP Fund - Class 1
	2017		0.10%	0.60%	14.97	30.49	35,281	564,586	7.99%	8.53%	2.48%
	2016		0.10%	0.60%	13.87	28.09	31,908	475,034	15.66%	16.24%	2.08%
	2015		0.10%	0.60%	11.99	24.17	31,796	408,917	-5.26%	-4.79%	3.31%
	2014		0.10%	0.60%	12.66	25.38	30,258	411,627	6.74%	7.27%	2.30%
	2013		0.10%	0.60%	11.86	23.66	28,191	347,344	27.76%	28.39%	2.75%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2017		0.10%	0.80%	13.01	39.96	7,424	205,240	20.77%	21.63%	0.00%
	2016		0.10%	0.80%	22.94	32.86	3,387	70,506	3.56%	4.30%	0.00%
	2015		0.10%	0.80%	17.41	31.50	2,893	65,541	-3.22%	-2.54%	0.00%
	2014		0.10%	0.80%	17.93	32.32	2,981	69,537	6.91%	7.66%	0.00%
	2013		0.10%	0.80%	16.72	30.02	3,145	68,564	37.39%	38.35%	0.00%
Invesco V.I. American Franchise Fund - Series I Shares
	2017		0.80%	0.80%	12.57	22.82	24,773	315,554	26.33%	26.34%	0.08%
	2016		0.80%	0.80%	9.95	18.06	28,634	288,097	1.45%	1.46%	0.00%
	2015		0.80%	0.80%	9.81	17.80	29,875	295,992	4.17%	4.17%	0.00%
	2014		0.80%	0.80%	9.42	17.09	40,616	385,135	7.58%	7.58%	0.04%
	2013		0.80%	0.80%	8.75	15.89	54,247	477,178	39.02%	39.02%	0.44%
Invesco V.I. Core Equity Fund - Series I Shares
	2017		0.80%	0.80%	17.44	17.44	6,393	111,471	12.27%	12.27%	1.05%
	2016		0.80%	0.80%	15.53	15.53	6,328	98,266	9.39%	9.39%	0.68%
	2015		0.80%	0.80%	14.20	14.20	6,860	97,390	-6.52%	-6.52%	0.67%
	2014		0.80%	0.80%	15.19	15.19	13,501	205,055	7.28%	7.28%	0.71%
	2013		0.80%	0.80%	14.16	18.93	24,329	347,787	28.22%	28.22%	1.38%
Invesco V.I. International Growth Fund - Series I Shares
	2017		0.80%	0.80%	22.36	35.92	1,962	48,586	22.02%	22.02%	1.68%
	2016		0.60%	0.80%	18.32	29.44	14,018	167,017	-1.25%	-1.25%	1.59%
	2015		0.80%	0.80%	18.55	29.81	3,931	76,260	-3.12%	-3.12%	1.51%
	2014		0.80%	0.80%	19.15	30.77	3,877	77,385	-0.47%	-0.47%	1.59%
	2013		0.80%	0.80%	19.24	30.91	3,876	77,437	18.07%	18.08%	1.07%
Janus Henderson Balanced Portfolio - Institutional Shares
	2017		0.80%	0.80%	31.21	31.21	10,291	321,203	17.49%	17.49%	1.61%
	2016		0.80%	0.80%	26.57	26.57	11,120	295,415	3.77%	3.77%	2.04%
	2015		0.80%	0.80%	25.60	25.60	11,609	297,189	-0.18%	-0.18%	1.61%
	2014		0.80%	0.80%	25.65	25.65	16,525	423,819	7.64%	7.64%	1.77%
	2013		0.80%	0.80%	23.83	23.83	16,470	392,407	19.20%	19.20%	1.55%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Balanced Portfolio - Service Shares
	2017		0.60%	0.80%	$27.58	$28.27	1,366	$37,937	17.20%	17.43%	1.40%
	2016		0.60%	0.80%	23.49	24.12	1,373	32,483	3.49%	3.70%	1.84%
	2015		0.60%	0.80%	22.65	23.31	1,794	41,137	-0.39%	-0.19%	1.42%
	2014		0.60%	0.80%	22.69	23.40	1,615	37,136	7.38%	7.59%	1.52%
	2013		0.60%	0.80%	21.09	21.79	1,563	33,411	18.85%	19.08%	1.34%
Janus Henderson Enterprise Portfolio - Service Shares
	2017		0.80%	0.80%	48.25	58.41	867	46,219	26.07%	26.08%	0.15%
	2016		0.80%	0.80%	38.27	46.33	625	25,405	11.21%	11.21%	0.01%
	2015		0.80%	0.80%	34.41	41.66	2,485	86,730	2.94%	2.94%	0.52%
	2014		0.80%	0.80%	33.43	40.47	2,078	70,579	11.35%	11.35%	0.03%
	2013		0.80%	0.80%	30.02	36.34	2,070	63,065	30.95%	30.99%	0.36%
Janus Henderson Global Research Portfolio - Institutional Shares
	2017		0.80%	0.80%	17.24	17.24	11,108	191,497	26.02%	26.02%	0.81%
	2016		0.80%	0.80%	13.68	13.68	13,654	186,785	1.25%	1.25%	1.01%
	2015		0.80%	0.80%	13.51	13.51	13,913	187,977	-3.07%	-3.07%	0.66%
	2014		0.80%	0.80%	13.94	13.94	14,137	197,042	6.59%	6.59%	1.09%
	2013		0.80%	0.80%	13.08	13.08	14,426	188,648	27.40%	27.40%	1.21%
Janus Henderson Global Research Portfolio - Service Shares
	2017		0.80%	0.80%	19.23	19.62	904	17,550	25.67%	25.68%	0.69%
	2016		0.80%	0.80%	15.30	15.61	884	13,661	1.00%	1.01%	0.87%
	2015		0.80%	0.80%	15.15	15.46	857	13,102	-3.31%	-3.30%	0.53%
	2014		0.80%	0.80%	15.67	15.99	826	13,052	6.32%	6.33%	1.00%
	2013		0.80%	0.80%	14.74	15.04	631	9,403	27.06%	27.06%	1.08%
Janus Henderson Global Technology Portfolio - Service Shares
	2017		0.80%	0.80%	14.29	14.29	1,105	15,789	43.76%	43.76%	0.00%
	2016		0.80%	0.80%	9.94	9.94	1,369	13,603	12.94%	12.94%	0.09%
	2015		0.80%	0.80%	8.80	8.80	1,276	11,230	3.81%	3.81%	0.00%
	2014		0.80%	0.80%	8.48	8.48	1,338	11,343	8.48%	8.48%	0.00%
	2013		0.80%	0.80%	7.82	7.82	1,469	11,481	34.31%	34.31%	0.00%
LVIP Baron Growth Opportunities Fund - Service Class
	2017		0.10%	0.80%	22.47	50.74	18,530	466,957	26.22%	27.03%	0.00%
	2016		0.10%	0.80%	17.76	40.20	20,957	418,204	4.73%	5.56%	0.48%
	2015		0.10%	0.80%	16.93	38.38	19,601	376,272	-5.53%	-4.77%	0.00%
	2014		0.10%	0.80%	17.88	40.63	22,582	462,583	4.02%	4.86%	0.21%
	2013		0.10%	0.80%	17.16	39.06	16,946	412,599	38.95%	40.06%	0.43%
LVIP Baron Growth Opportunities Fund - Standard Class
	2017		0.60%	0.60%	32.27	32.27	1,988	64,145	26.80%	26.80%	0.00%
	2016		0.60%	0.60%	25.45	25.45	2,078	52,890	5.20%	5.20%	0.70%
	2015		0.60%	0.60%	24.19	24.19	2,120	51,273	-5.10%	-5.10%	0.00%
	2014		0.60%	0.60%	25.49	25.49	2,192	55,882	4.49%	4.49%	0.42%
	2013		0.60%	0.80%	18.50	24.40	2,306	56,016	39.29%	39.57%	0.22%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2017		0.10%	0.80%	13.64	31.72	12,661	193,565	15.51%	16.31%	1.99%
	2016		0.10%	0.80%	11.79	27.27	10,792	144,887	11.05%	11.85%	1.94%
	2015		0.10%	0.80%	10.59	17.97	8,263	103,663	-5.61%	-5.44%	2.58%
	2014		0.60%	0.80%	11.20	19.03	4,420	52,669	2.60%	2.87%	1.93%
	2013		0.60%	0.80%	14.49	18.55	1,437	18,784	17.22%	17.51%	1.07%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.40%
	2015		0.10%	0.60%	7.49	7.49	7,536	56,490	-15.52%	-15.52%	2.14%
	2014	9/9/14	0.60%	0.60%	8.86	8.86	4,157	36,845	-13.38%	-13.38%	1.29%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2017		0.10%	0.60%	11.32	11.76	7,640	88,699	1.57%	2.08%	1.66%
	2016		0.10%	0.60%	11.14	11.52	6,941	79,227	2.95%	3.47%	1.21%
	2015		0.10%	0.60%	10.82	11.13	6,328	69,992	-3.40%	-2.92%	1.20%
	2014		0.10%	0.60%	11.20	11.47	5,981	68,300	2.45%	2.96%	1.66%
	2013		0.10%	0.60%	10.93	11.14	3,445	38,239	-8.94%	-8.48%	0.57%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2017	11/24/17	0.10%	0.10%	11.96	11.96	273	3,267	1.63%	1.63%	1.30%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2017		0.10%	0.80%	$16.14	$31.39	7,818	$137,678	25.13%	26.05%	0.67%
	2016		0.10%	0.80%	12.90	24.91	7,705	107,994	-2.10%	-1.41%	0.44%
	2015		0.10%	0.80%	13.18	25.26	7,630	108,411	0.53%	1.23%	0.00%
	2014		0.10%	0.80%	13.11	24.96	7,428	104,478	4.51%	5.22%	0.00%
	2013		0.10%	0.80%	12.54	23.72	7,392	98,955	24.50%	25.39%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2017		0.10%	0.60%	13.93	30.23	7,563	122,602	24.81%	25.45%	0.00%
	2016		0.10%	0.60%	11.16	24.10	8,472	108,651	1.65%	2.16%	0.00%
	2015		0.10%	0.60%	10.98	23.59	8,353	105,816	-4.77%	-4.29%	0.00%
	2014		0.10%	0.60%	11.53	24.65	8,837	116,947	-7.87%	-7.40%	0.00%
	2013		0.10%	0.60%	12.51	12.61	7,328	100,023	24.07%	24.20%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2017		0.10%	0.60%	10.92	34.39	12,236	145,950	10.20%	10.75%	4.44%
	2016		0.10%	0.60%	9.91	31.05	11,504	124,974	0.58%	1.08%	4.27%
	2015		0.10%	0.60%	9.85	30.72	8,230	91,617	-1.81%	-1.33%	2.92%
	2014		0.10%	0.60%	10.03	31.13	8,390	90,828	13.21%	13.79%	2.70%
	2013		0.10%	0.60%	8.86	27.36	8,914	84,388	2.69%	3.20%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2017		0.10%	0.80%	10.35	23.73	55,878	1,044,043	3.54%	4.27%	3.35%
	2016		0.10%	0.80%	15.02	22.91	43,776	789,749	1.90%	2.62%	2.45%
	2015		0.10%	0.80%	14.71	22.49	44,175	806,970	-0.41%	0.29%	2.19%
	2014		0.10%	0.80%	14.74	22.58	48,583	906,299	5.13%	5.45%	2.02%
	2013		0.50%	0.80%	13.99	21.48	49,972	892,845	-3.09%	-2.79%	1.79%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2017		0.10%	0.80%	10.65	11.06	53,014	571,985	1.93%	2.44%	1.13%
	2016		0.10%	0.60%	10.45	10.80	42,886	454,448	1.64%	2.15%	0.00%
	2015		0.10%	0.60%	10.28	10.57	33,456	348,048	-1.31%	-0.81%	1.84%
	2014		0.10%	0.60%	10.41	10.66	22,385	235,315	0.01%	0.52%	1.83%
	2013		0.10%	0.60%	10.41	10.41	9,709	101,693	0.15%	0.15%	1.24%
LVIP Delaware Social Awareness Fund - Standard Class
	2017		0.80%	0.80%	27.91	38.43	1,230	34,447	19.24%	19.24%	1.31%
	2016		0.80%	0.80%	23.40	32.23	1,268	29,812	5.79%	5.79%	1.46%
	2015		0.80%	0.80%	22.12	30.47	1,287	28,559	-1.45%	-1.45%	1.31%
	2014		0.60%	0.80%	15.64	30.92	1,722	35,876	14.28%	14.51%	1.57%
	2013		0.60%	0.80%	13.66	27.05	1,687	30,896	34.61%	34.88%	1.31%
LVIP Delaware Special Opportunities Fund - Standard Class
	2017		0.60%	0.60%	20.90	20.90	1,417	29,619	17.05%	17.05%	1.42%
	2016		0.60%	0.60%	17.85	17.85	1,379	24,616	19.68%	19.69%	1.71%
	2015		0.60%	0.60%	14.92	14.92	1,317	19,639	-0.34%	-0.34%	1.33%
	2014		0.60%	0.60%	14.97	14.97	1,258	18,823	6.99%	7.00%	1.45%
	2013		0.60%	0.60%	13.99	13.99	1,186	16,584	32.98%	32.98%	1.28%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2017		0.10%	0.60%	12.61	13.03	10,685	137,054	25.41%	26.04%	2.32%
	2016		0.10%	0.60%	10.05	10.34	10,639	108,636	1.36%	1.87%	2.31%
	2015		0.10%	0.60%	9.92	10.15	9,117	91,674	-4.54%	-4.07%	1.05%
	2014		0.10%	0.60%	10.39	10.58	7,250	76,146	-8.06%	-7.59%	2.34%
	2013		0.10%	0.60%	11.30	11.45	5,637	64,255	14.43%	15.00%	3.08%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2017		0.20%	0.20%	13.61	13.61	5,512	75,022	20.63%	20.63%	1.33%
	2016		0.20%	0.50%	19.51	19.51	7,149	97,989	13.84%	13.84%	1.57%
	2015		0.50%	0.50%	17.14	17.14	5,037	86,351	-2.49%	-2.49%	1.64%
	2014		0.50%	0.50%	17.58	17.58	5,060	88,958	12.61%	12.61%	1.95%
	2013		0.50%	0.50%	15.61	15.61	5,349	83,513	32.60%	32.60%	1.75%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2017		0.10%	0.60%	17.67	18.26	12,406	223,129	18.46%	19.05%	1.21%
	2016		0.10%	0.60%	14.92	15.34	12,088	183,298	10.47%	11.02%	1.22%
	2015		0.10%	0.60%	13.50	13.82	10,965	150,160	-8.17%	-7.71%	1.31%
	2014		0.10%	0.60%	14.70	14.97	8,720	129,663	4.07%	4.59%	1.05%
	2013		0.10%	0.60%	14.13	14.31	7,272	103,629	28.40%	29.04%	1.68%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2017		0.10%	0.60%	$11.19	$11.57	4,333	$49,294	2.33%	2.84%	1.93%
	2016		0.10%	0.60%	10.94	11.25	3,867	42,986	1.50%	2.01%	1.63%
	2015		0.10%	0.60%	10.78	11.03	3,363	36,764	-0.29%	0.21%	1.81%
	2014		0.10%	0.60%	10.81	11.01	2,760	30,155	4.01%	4.54%	1.79%
	2013		0.10%	0.60%	10.39	10.53	2,252	23,598	-3.34%	-2.84%	2.25%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2017		0.10%	0.10%	25.91	25.91	662	17,154	21.29%	21.29%	1.37%
	2016		0.10%	0.10%	21.36	21.36	572	12,218	2.33%	2.33%	0.50%
	2015		0.10%	0.60%	10.15	20.87	5,394	59,872	-8.57%	-8.12%	1.45%
	2014		0.10%	0.60%	11.10	22.72	3,732	47,692	-2.57%	-2.09%	1.73%
	2013		0.10%	0.60%	23.20	23.20	2,064	28,981	19.81%	19.81%	1.63%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2017		0.10%	0.80%	19.06	21.85	8,824	173,868	9.62%	10.39%	2.39%
	2016		0.10%	0.80%	17.39	19.79	8,450	151,362	4.18%	4.90%	2.09%
	2015		0.10%	0.80%	16.69	18.87	8,542	146,336	-2.78%	-2.09%	2.08%
	2014		0.10%	0.80%	17.17	19.27	8,767	154,241	4.86%	5.59%	1.92%
	2013		0.10%	0.80%	16.37	18.25	9,095	151,843	8.88%	9.63%	2.12%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2017		0.10%	0.50%	16.23	24.68	37,641	701,996	15.06%	15.52%	2.40%
	2016		0.10%	0.50%	14.11	21.37	32,867	601,044	4.23%	4.64%	1.78%
	2015		0.10%	0.50%	13.53	20.42	32,251	568,101	-4.17%	-3.79%	2.06%
	2014		0.10%	0.50%	14.12	14.12	29,700	531,850	2.95%	2.95%	3.05%
	2013		0.50%	0.50%	13.72	13.72	13,270	182,021	12.98%	12.98%	1.84%
LVIP Global Income Fund - Standard Class
	2017		0.10%	0.60%	12.53	13.09	26,508	336,621	4.42%	4.94%	0.00%
	2016		0.10%	0.60%	12.00	12.47	23,316	283,476	-0.09%	0.41%	0.00%
	2015		0.10%	0.60%	12.01	12.42	18,385	223,122	-2.61%	-2.12%	3.19%
	2014		0.10%	0.60%	12.34	12.69	14,862	184,596	1.33%	1.84%	0.65%
	2013		0.10%	0.60%	12.17	12.17	9,835	119,827	-3.40%	-3.40%	0.25%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2017		0.10%	0.60%	11.86	23.37	50,865	942,011	13.63%	14.20%	2.38%
	2016		0.10%	0.60%	13.31	20.46	48,971	798,569	3.72%	4.24%	1.79%
	2015		0.10%	0.60%	12.83	19.63	42,950	735,153	-3.95%	-3.47%	2.22%
	2014		0.10%	0.80%	13.36	20.33	33,524	571,057	3.32%	4.04%	2.77%
	2013		0.10%	0.80%	12.90	19.54	22,110	342,562	11.19%	11.74%	1.54%
LVIP Government Money Market Fund - Standard Class
	2017		0.10%	0.80%	9.99	11.58	41,465	427,339	-0.39%	0.30%	0.45%
	2016		0.10%	0.80%	9.96	11.62	11,011	118,208	-0.77%	-0.07%	0.03%
	2015		0.10%	0.80%	9.97	11.71	15,078	160,981	-0.78%	-0.08%	0.02%
	2014		0.10%	0.80%	10.12	11.80	14,927	160,829	-0.77%	-0.47%	0.03%
	2013		0.50%	0.80%	10.76	11.90	40,872	425,394	-0.77%	-0.47%	0.03%
LVIP JPMorgan High Yield Fund - Standard Class
	2017		0.10%	0.80%	15.70	16.31	5,401	85,073	6.13%	6.66%	5.23%
	2016		0.10%	0.60%	14.79	15.29	5,560	82,619	12.59%	13.14%	5.13%
	2015		0.10%	0.60%	13.14	13.52	5,265	69,361	-4.51%	-4.07%	4.18%
	2014		0.10%	0.60%	13.76	14.09	6,937	95,598	2.23%	2.76%	3.76%
	2013		0.10%	0.60%	13.46	13.71	8,238	110,992	5.92%	6.48%	4.91%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2017		0.10%	0.60%	15.93	34.88	3,499	57,640	14.00%	14.53%	1.08%
	2016		0.10%	0.60%	13.97	30.46	3,250	46,441	9.35%	9.99%	0.71%
	2015		0.10%	0.60%	12.78	27.69	3,040	39,594	-8.29%	-7.74%	0.77%
	2014		0.10%	0.60%	13.93	30.01	2,818	39,907	7.47%	8.12%	0.82%
	2013		0.10%	0.60%	12.96	12.96	2,697	35,563	23.43%	23.43%	0.25%
LVIP Managed Risk Profile 2030 Fund - Standard Class
	2017		0.60%	0.60%	14.31	14.31	7,187	102,850	12.79%	12.79%	0.32%
	2016		0.60%	0.80%	12.45	12.69	63,284	789,552	2.89%	3.10%	1.88%
	2015		0.60%	0.80%	12.10	12.31	62,433	757,021	-3.44%	-3.24%	1.84%
	2014		0.60%	0.80%	12.53	12.72	59,391	745,759	3.33%	3.54%	2.09%
	2013		0.60%	0.80%	12.12	12.29	60,007	729,077	12.84%	13.06%	1.11%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS International Growth Fund - Standard Class
	2017		0.10%	0.60%	$13.08	$28.20	19,975	$278,263	31.07%	31.73%	1.76%
	2016		0.10%	0.60%	9.98	21.41	10,093	112,285	1.05%	1.56%	1.48%
	2015		0.10%	0.60%	9.87	21.08	9,383	103,084	0.69%	1.20%	1.23%
	2014		0.10%	0.60%	9.81	20.83	9,434	98,635	-5.62%	-5.15%	1.08%
	2013		0.10%	0.60%	10.39	21.96	8,858	97,413	12.93%	13.49%	0.85%
LVIP MFS Value Fund - Standard Class
	2017		0.10%	0.60%	19.62	38.34	11,640	247,924	16.92%	17.51%	1.89%
	2016		0.10%	0.60%	16.77	32.63	9,581	176,461	13.38%	13.95%	1.82%
	2015		0.10%	0.80%	14.55	28.63	8,451	137,895	-1.33%	-0.64%	2.12%
	2014		0.10%	0.80%	14.74	28.82	7,227	120,370	9.62%	10.39%	2.55%
	2013		0.10%	0.80%	13.45	26.10	5,705	88,310	34.86%	35.82%	2.04%
LVIP Mondrian International Value Fund - Standard Class
	2017		0.20%	0.80%	11.34	30.40	27,539	489,753	20.37%	21.10%	3.21%
	2016		0.20%	0.80%	9.40	25.25	29,472	445,052	3.18%	3.49%	2.62%
	2015		0.50%	0.80%	9.09	24.47	33,533	518,416	-4.56%	-4.27%	3.36%
	2014		0.50%	0.80%	9.51	25.64	28,115	446,413	-3.32%	-3.02%	4.07%
	2013		0.50%	0.80%	9.81	26.52	27,392	449,570	20.87%	21.23%	2.50%
LVIP SSGA Bond Index Fund - Standard Class
	2017		0.10%	0.60%	13.15	13.43	25,647	306,267	2.57%	3.08%	2.56%
	2016		0.10%	0.60%	12.82	13.03	19,994	257,252	1.67%	2.17%	2.22%
	2015		0.10%	0.60%	12.61	12.76	16,524	209,114	-0.35%	0.15%	2.45%
	2014		0.10%	0.60%	12.65	12.74	16,962	215,299	5.12%	5.64%	1.88%
	2013		0.10%	0.60%	12.03	12.10	16,144	194,795	-3.15%	-2.67%	2.13%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2017		0.60%	0.60%	14.68	14.68	1,752	25,730	10.05%	10.05%	2.03%
	2016		0.60%	0.60%	13.34	13.34	1,832	24,449	4.38%	4.38%	1.78%
	2015		0.60%	0.60%	12.78	12.78	2,336	29,870	-1.54%	-1.54%	1.79%
	2014		0.60%	0.60%	12.98	12.98	2,899	37,639	4.10%	4.10%	1.85%
	2013	5/31/13	0.60%	0.60%	12.47	12.47	2,548	31,781	3.54%	3.54%	1.49%
LVIP SSGA Developed International 150 Fund - Standard Class
	2017		0.20%	0.80%	12.75	12.75	7,169	91,480	22.84%	22.84%	4.73%
	2016		0.50%	0.60%	10.38	10.47	2,388	24,924	9.07%	9.18%	3.43%
	2015		0.50%	0.60%	9.51	9.59	2,634	25,176	-4.87%	-4.77%	2.96%
	2014		0.50%	0.60%	10.00	10.07	2,809	28,198	0.31%	0.41%	3.30%
	2013		0.50%	0.60%	10.03	10.03	2,614	26,142	19.71%	19.71%	3.12%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2017		0.10%	0.60%	15.21	30.68	12,729	202,165	23.09%	23.71%	2.75%
	2016		0.10%	0.60%	12.36	24.80	12,891	165,798	14.74%	15.32%	2.05%
	2015		0.10%	0.60%	10.77	21.51	21,382	234,233	-17.54%	-17.12%	6.00%
	2014		0.10%	0.60%	13.06	25.95	11,795	159,353	-3.95%	-3.46%	3.00%
	2013		0.10%	0.60%	13.60	26.88	11,042	154,580	-3.41%	-2.94%	2.53%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2017		0.10%	0.80%	11.73	24.08	17,022	272,760	13.90%	14.70%	4.18%
	2016		0.10%	0.80%	10.28	21.00	15,534	227,110	4.78%	5.52%	2.01%
	2015		0.10%	0.80%	9.79	19.90	11,701	165,001	-7.26%	-6.61%	3.39%
	2014		0.10%	0.80%	14.67	21.31	8,088	126,560	3.14%	3.87%	2.78%
	2013		0.10%	0.80%	14.23	14.47	3,496	54,603	8.93%	9.15%	1.28%
LVIP SSGA International Index Fund - Standard Class
	2017		0.10%	0.60%	11.03	25.37	22,753	263,348	23.94%	24.57%	2.84%
	2016		0.10%	0.60%	8.90	8.98	20,949	194,588	0.39%	0.49%	3.36%
	2015		0.50%	0.60%	8.86	8.93	15,200	134,857	-1.81%	-1.71%	2.81%
	2014		0.50%	0.60%	9.03	9.09	11,830	106,901	-6.41%	-6.31%	4.55%
	2013		0.50%	0.60%	9.65	9.70	4,811	46,487	20.26%	20.38%	1.56%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2017		0.10%	0.60%	9.80	10.03	11,855	116,275	23.52%	24.15%	2.47%
	2016	12/9/16	0.10%	0.60%	7.93	8.08	10,223	81,157	-0.41%	-0.38%	1.01%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2017		0.10%	0.80%	14.17	50.84	9,865	162,526	17.81%	18.64%	3.02%
	2016		0.10%	0.80%	20.02	42.85	8,814	137,510	20.56%	21.41%	0.97%
	2015		0.10%	0.80%	16.61	35.30	28,160	479,390	-5.43%	-4.75%	5.43%
	2014		0.10%	0.80%	17.56	17.91	6,422	117,139	15.80%	16.14%	2.50%
	2013		0.50%	0.80%	15.17	15.42	6,820	104,938	34.77%	35.17%	2.26%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2017		0.10%	0.60%	$16.54	$17.16	7,771	$129,172	13.87%	14.43%	2.41%
	2016		0.10%	0.60%	14.53	14.99	6,280	91,646	6.01%	6.53%	2.23%
	2015		0.10%	0.60%	13.70	14.07	4,358	60,009	-2.07%	-1.57%	2.17%
	2014		0.10%	0.60%	14.30	14.30	2,774	39,084	4.30%	4.30%	3.20%
	2013		0.10%	0.10%	13.71	13.71	729	9,988	12.35%	12.35%	1.96%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2017		0.60%	0.60%	16.53	16.53	5,039	83,308	12.47%	12.47%	3.81%
	2016		0.60%	0.60%	14.70	14.70	5,805	85,321	8.62%	8.62%	2.11%
	2015		0.60%	0.60%	13.53	13.53	6,627	89,683	-3.28%	-3.28%	2.74%
	2014		0.60%	0.60%	13.99	13.99	7,307	102,234	4.93%	4.93%	2.68%
	2013		0.60%	0.60%	13.33	13.33	7,939	105,853	12.13%	12.13%	2.32%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2017		0.10%	0.60%	17.49	18.15	9,127	163,004	14.21%	14.78%	4.31%
	2016		0.10%	0.60%	15.32	15.32	8,610	133,850	9.82%	9.82%	4.62%
	2015		0.60%	0.60%	13.95	13.95	3,657	51,005	-4.06%	-4.06%	4.34%
	2014		0.60%	0.60%	14.54	14.54	1,162	16,894	4.65%	4.65%	2.56%
	2013	11/20/13	0.60%	0.60%	13.89	13.89	1,497	20,792	1.86%	1.86%	2.30%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2017		0.10%	0.60%	20.10	41.99	45,259	1,037,893	20.85%	21.45%	1.97%
	2016		0.10%	0.60%	16.64	34.58	42,039	822,506	11.09%	11.65%	2.05%
	2015		0.10%	0.60%	14.98	30.97	37,837	649,722	0.57%	1.07%	1.97%
	2014		0.10%	0.60%	14.89	30.64	35,526	605,187	12.75%	13.31%	2.09%
	2013		0.10%	0.60%	13.21	16.24	31,272	478,744	31.21%	31.34%	1.59%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2017		0.10%	0.60%	19.11	41.73	7,983	163,135	13.56%	14.09%	1.07%
	2016		0.10%	0.60%	16.83	36.58	7,630	139,972	19.96%	20.53%	1.45%
	2015		0.10%	0.60%	14.03	30.35	6,652	97,075	-5.29%	-4.80%	1.01%
	2014		0.10%	0.60%	14.82	31.88	5,643	87,375	4.05%	4.57%	1.17%
	2013		0.10%	0.60%	14.24	30.49	3,408	51,973	37.08%	37.73%	0.77%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2017		0.10%	0.60%	24.49	51.31	1,903	47,133	5.70%	6.22%	2.66%
	2016		0.10%	0.60%	23.17	48.30	1,327	39,927	29.31%	29.95%	2.46%
	2015		0.10%	0.60%	17.92	37.17	1,151	23,990	-7.40%	-6.94%	2.69%
	2014		0.10%	0.60%	19.35	39.94	986	22,558	3.68%	4.19%	3.65%
	2013		0.10%	0.60%	18.77	38.34	820	18,504	33.82%	34.36%	2.98%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2017		0.10%	0.60%	24.15	46.81	3,078	96,689	32.89%	33.56%	0.24%
	2016		0.10%	0.60%	18.17	35.05	2,995	71,477	0.78%	1.29%	0.10%
	2015		0.10%	0.60%	18.03	34.60	2,846	68,537	10.07%	10.62%	0.00%
	2014		0.10%	0.60%	16.38	31.28	3,121	67,023	8.06%	8.60%	0.00%
	2013		0.10%	0.60%	15.16	15.16	2,400	44,184	38.21%	38.22%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2017		0.10%	0.60%	13.47	48.31	10,929	186,150	24.00%	24.62%	0.21%
	2016		0.10%	0.60%	21.82	38.77	11,010	151,496	6.91%	7.45%	0.29%
	2015		0.10%	0.80%	20.38	36.08	5,970	139,436	1.29%	2.00%	0.13%
	2014		0.10%	0.80%	20.06	35.37	5,958	137,318	10.70%	11.48%	0.26%
	2013		0.10%	0.80%	18.07	24.06	5,467	108,524	33.69%	34.12%	0.00%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2017		0.60%	0.60%	20.60	20.60	2,263	46,613	19.45%	19.45%	1.50%
	2016		0.60%	0.60%	17.24	17.24	2,441	42,097	11.47%	11.47%	1.55%
	2015		0.60%	0.60%	15.47	15.47	2,582	39,943	-0.90%	-0.90%	1.61%
	2014		0.60%	0.60%	15.61	15.61	2,754	42,996	11.54%	11.54%	1.83%
	2013	2/19/13	0.60%	0.60%	14.00	14.00	3,070	42,961	20.45%	20.45%	1.15%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2017		0.10%	0.60%	13.68	14.14	15,860	217,316	27.54%	28.18%	2.06%
	2016		0.10%	0.60%	10.73	10.73	16,275	174,691	3.10%	3.10%	2.24%
	2015		0.60%	0.60%	10.40	10.40	15,003	156,083	-3.53%	-3.53%	2.32%
	2014		0.60%	0.60%	10.78	10.78	14,833	159,976	-5.21%	-5.21%	2.03%
	2013		0.60%	0.60%	11.38	11.38	13,979	159,052	14.06%	14.06%	2.30%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Wellington Capital Growth Fund - Standard Class
	2017		0.60%	0.80%	$22.76	$23.25	4,452	$102,258	34.78%	35.05%	0.00%
	2016		0.60%	0.80%	17.21	17.21	4,078	69,445	-0.50%	-0.50%	0.00%
	2015		0.60%	0.60%	17.30	17.30	1,657	28,669	8.77%	8.77%	0.00%
	2014		0.60%	0.60%	15.90	15.90	1,525	24,252	10.71%	10.71%	0.19%
	2013		0.60%	0.60%	14.37	14.37	1,372	19,712	35.19%	35.19%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2017		0.10%	0.80%	17.34	44.19	6,107	109,233	12.53%	13.34%	0.43%
	2016		0.10%	0.80%	15.41	15.88	5,885	92,992	12.17%	12.51%	0.46%
	2015		0.50%	0.80%	13.74	14.11	6,362	88,662	-2.30%	-2.01%	0.65%
	2014		0.50%	0.80%	14.07	14.40	6,527	92,959	7.43%	7.75%	0.32%
	2013		0.50%	0.80%	13.09	13.37	6,607	87,477	33.07%	33.48%	0.22%
M International Equity Fund
	2015		0.60%	0.60%	14.29	14.29	1,500	21,441	-4.52%	-4.52%	1.62%
	2014		0.60%	0.60%	14.97	14.97	1,543	23,095	-7.62%	-7.62%	2.24%
	2013		0.60%	0.60%	16.20	16.20	1,595	25,844	15.63%	15.63%	2.40%
MFS® VIT Growth Series - Initial Class
	2017		0.10%	0.80%	23.42	44.22	20,990	697,333	30.36%	31.27%	0.14%
	2016		0.10%	0.80%	17.93	33.68	12,002	262,506	1.63%	2.34%	0.04%
	2015		0.10%	0.80%	17.61	32.91	12,241	260,831	6.70%	7.45%	0.16%
	2014		0.10%	0.80%	16.47	30.63	12,382	246,099	8.08%	8.84%	0.11%
	2013		0.10%	0.80%	16.85	28.14	11,791	209,940	35.76%	36.72%	0.24%
MFS® VIT Total Return Series - Initial Class
	2017		0.10%	0.80%	11.79	27.91	6,591	160,451	11.40%	12.19%	0.80%
	2016		0.10%	0.80%	19.64	25.06	30,963	622,252	8.22%	8.97%	4.00%
	2015		0.10%	0.80%	15.93	23.15	6,832	146,219	-1.16%	-0.48%	2.62%
	2014		0.10%	0.80%	16.07	23.42	6,842	148,499	7.63%	8.39%	1.90%
	2013		0.10%	0.80%	14.89	21.76	8,095	163,265	18.10%	18.99%	1.94%
MFS® VIT Utilities Series - Initial Class
	2017		0.10%	0.80%	11.60	53.16	22,278	578,854	13.92%	14.72%	4.99%
	2016		0.10%	0.80%	14.88	46.66	56,445	1,647,567	10.58%	11.36%	3.61%
	2015		0.10%	0.80%	13.43	42.20	47,930	1,384,633	-15.20%	-14.60%	4.18%
	2014		0.10%	0.80%	15.81	49.76	45,737	1,575,425	11.83%	12.62%	2.06%
	2013		0.10%	0.80%	21.49	44.50	44,906	1,398,012	19.56%	20.42%	2.37%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2017		0.80%	0.80%	27.47	27.47	1,045	28,714	12.48%	12.48%	0.58%
	2016		0.80%	0.80%	24.42	24.42	1,093	26,689	26.35%	26.35%	0.48%
	2015		0.80%	0.80%	19.33	19.33	3,325	64,276	-12.51%	-12.51%	0.77%
	2014		0.80%	0.80%	22.09	22.09	3,427	75,714	8.98%	8.98%	0.74%
	2013		0.80%	0.80%	20.27	20.27	3,611	73,214	30.09%	30.09%	1.16%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2017		0.20%	0.80%	13.47	45.29	25,206	739,722	24.29%	25.04%	0.00%
	2016		0.20%	0.80%	25.33	36.44	25,655	605,515	3.56%	3.77%	0.00%
	2015		0.50%	0.80%	18.95	35.19	25,765	665,528	0.47%	0.77%	0.00%
	2014		0.50%	0.80%	18.81	35.02	26,154	672,398	6.72%	7.04%	0.00%
	2013		0.50%	0.80%	17.57	32.82	34,096	811,866	31.56%	31.95%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2017		0.20%	0.80%	13.02	41.19	2,752	74,920	15.80%	16.51%	0.85%
	2016		0.20%	0.80%	18.51	35.57	2,164	48,175	15.24%	15.59%	0.61%
	2015		0.50%	0.80%	16.01	30.86	1,927	41,850	-9.07%	-8.79%	0.78%
	2014		0.50%	0.80%	17.55	33.94	1,907	45,500	12.93%	13.27%	1.06%
	2013		0.50%	0.80%	15.50	30.05	2,090	43,600	35.96%	36.37%	1.14%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2017		0.10%	0.60%	8.84	9.24	47,696	425,623	1.54%	2.05%	11.09%
	2016		0.10%	0.60%	8.71	9.05	38,570	339,032	14.47%	15.04%	1.03%
	2015		0.10%	0.60%	7.61	7.87	33,249	254,474	-26.15%	-25.78%	3.97%
	2014		0.10%	0.60%	10.30	10.30	20,137	208,134	-18.91%	-18.91%	0.40%
	2013		0.60%	0.60%	12.71	12.71	11,946	151,790	-15.21%	-15.21%	1.71%
Putnam VT Equity Income Fund - Class IB
	2017	5/12/17	0.80%	0.80%	23.87	23.87	1,003	23,943	12.63%	12.63%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Global Health Care Fund - Class IB
	2017	3/14/17	0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.52%
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.26%
	2013		0.80%	0.80%	19.49	21.69	690	14,704	40.53%	40.54%	1.09%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.09%
	2016		0.80%	0.80%	20.22	20.22	1,021	20,641	14.10%	14.10%	1.53%
	2015		0.80%	0.80%	17.72	17.72	1,037	18,372	-8.26%	-8.26%	1.81%
	2014		0.80%	0.80%	19.32	19.32	1,050	20,290	9.85%	9.85%	1.31%
	2013		0.80%	0.80%	17.58	17.58	1,062	18,683	34.60%	34.60%	1.61%
Templeton Foreign VIP Fund - Class 2
	2017		0.80%	0.80%	19.44	19.44	5,557	108,025	15.76%	15.76%	2.58%
	2016		0.80%	0.80%	16.79	16.79	5,948	99,881	6.32%	6.32%	1.79%
	2015		0.80%	0.80%	15.79	15.79	6,211	98,104	-7.24%	-7.24%	3.23%
	2014		0.80%	0.80%	17.03	17.03	6,369	108,454	-11.84%	-11.84%	1.88%
	2013		0.80%	0.80%	19.31	19.31	6,421	124,014	21.99%	21.99%	2.37%
Templeton Global Bond VIP Fund - Class 1
	2017		0.10%	0.80%	17.06	20.41	7,048	137,402	1.54%	2.10%	0.00%
	2016		0.10%	0.60%	16.70	20.10	6,428	125,750	2.59%	3.11%	0.00%
	2015		0.10%	0.60%	16.20	19.59	7,118	134,120	-4.68%	-4.19%	8.36%
	2014		0.10%	0.60%	17.40	20.55	7,516	151,327	1.51%	1.51%	5.53%
	2013		0.60%	0.80%	18.83	20.24	8,312	166,335	1.08%	1.28%	5.47%
Templeton Growth VIP Fund - Class 1
	2017		0.20%	0.80%	13.43	28.10	6,097	107,593	17.82%	18.53%	1.83%
	2016		0.20%	0.80%	17.71	23.85	6,093	90,594	9.01%	9.24%	2.18%
	2015		0.50%	0.80%	12.45	21.87	5,120	75,217	-6.99%	-6.71%	2.96%
	2014		0.50%	0.80%	13.35	23.52	4,953	78,383	-3.31%	-3.02%	1.59%
	2013		0.50%	0.80%	13.76	24.32	4,641	76,236	30.00%	30.39%	2.88%
Templeton Growth VIP Fund - Class 2
	2017		0.80%	0.80%	26.31	26.31	722	18,989	17.56%	17.56%	1.63%
	2016		0.80%	0.80%	22.38	22.38	743	16,635	8.75%	8.75%	1.86%
	2015		0.80%	0.80%	20.58	20.58	766	15,760	-7.23%	-7.23%	2.59%
	2014		0.80%	0.80%	22.19	22.19	741	16,451	-3.59%	-3.59%	1.24%
	2013		0.80%	0.80%	23.01	23.01	907	20,867	29.78%	29.78%	2.72%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$342,254	$20,594
AB VPS Growth and Income Portfolio - Class A	54,390	53,355
AB VPS International Value Portfolio - Class A	4,101	27,237
AB VPS Large Cap Growth Portfolio - Class A	77,621	729
AB VPS Small/Mid Cap Value Portfolio - Class A	120,568	43,759
American Century VP Inflation Protection Fund - Class I	25,419	2,420
American Funds Global Growth Fund - Class 2	331,613	177,401
American Funds Global Small Capitalization Fund - Class 2	13,677	32,632
American Funds Growth Fund - Class 2	574,567	1,276,924
American Funds Growth-Income Fund - Class 2	457,059	1,515,357
American Funds International Fund - Class 2	130,118	953,034
BlackRock Global Allocation V.I. Fund - Class I	230,685	44,600
ClearBridge Variable Mid Cap Portfolio - Class I	382	5
Delaware VIP® Diversified Income Series - Standard Class	79,409	38,005
Delaware VIP® Emerging Markets Series - Standard Class	223,191	150,858
Delaware VIP® High Yield Series - Standard Class	43,622	6,969
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	82,812	3,708
Delaware VIP® REIT Series - Standard Class	285,569	759,925
Delaware VIP® Small Cap Value Series - Standard Class	103,915	822,493
Delaware VIP® Smid Cap Core Series - Standard Class	99,441	68,526
Delaware VIP® U.S. Growth Series - Standard Class	214,794	97,347
Delaware VIP® Value Series - Standard Class	154,042	193,936
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	52,250	6,836
Deutsche Equity 500 Index VIP Portfolio - Class A	75,031	65,232
Deutsche Small Cap Index VIP Portfolio - Class A	31,047	18,408
Fidelity® VIP Contrafund® Portfolio - Service Class	206,787	680,838
Fidelity® VIP Equity-Income Portfolio - Service Class	12,993	3,351
Fidelity® VIP Growth Opportunities Portfolio - Service Class	4,119	1,096
Fidelity® VIP Growth Portfolio - Service Class	49,709	24,950
Fidelity® VIP High Income Portfolio - Service Class	3,651	1,080
Fidelity® VIP Mid Cap Portfolio - Service Class	69,109	720,514
Fidelity® VIP Overseas Portfolio - Service Class	323,548	10,049
Franklin Income VIP Fund - Class 1	89,514	22,674
Franklin Mutual Shares VIP Fund - Class 1	102,200	21,313
Franklin Small-Mid Cap Growth VIP Fund - Class 1	124,178	4,803
Invesco V.I. American Franchise Fund - Series I Shares	30,222	50,524
Invesco V.I. Core Equity Fund - Series I Shares	13,870	6,990
Invesco V.I. International Growth Fund - Series I Shares	41,898	191,502
Janus Henderson Balanced Portfolio - Institutional Shares	13,242	33,500
Janus Henderson Balanced Portfolio - Service Shares	803	649
Janus Henderson Enterprise Portfolio - Service Shares	26,120	10,683
Janus Henderson Global Research Portfolio - Institutional Shares	2,911	39,843
Janus Henderson Global Research Portfolio - Service Shares	879	552
Janus Henderson Global Technology Portfolio - Service Shares	5,207	7,707
LVIP Baron Growth Opportunities Fund - Service Class	83,408	116,796
LVIP Baron Growth Opportunities Fund - Standard Class	2,715	3,421
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	32,536	7,791
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	13,136	4,127
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	3,338	82
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,829	2,621
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,779	15,166
LVIP Clarion Global Real Estate Fund - Standard Class	25,855	12,990
LVIP Delaware Bond Fund - Standard Class	275,860	28,352
LVIP Delaware Diversified Floating Rate Fund - Standard Class	119,039	8,503
LVIP Delaware Social Awareness Fund - Standard Class	5,185	2,616
LVIP Delaware Special Opportunities Fund - Standard Class	4,256	989
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	21,456	18,784

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	$3,327	$39,186
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	31,073	24,349
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	10,197	4,331
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	3,406	1,327
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	22,136	10,764
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	67,731	45,350
LVIP Global Income Fund - Standard Class	50,340	10,101
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	82,308	32,980
LVIP Government Money Market Fund - Standard Class	424,850	115,709
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	5,564	5,654
LVIP JPMorgan High Yield Fund - Standard Class	34,837	33,808
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	7,045	2,518
LVIP Managed Risk Profile 2030 Fund - Standard Class	18,609	767,228
LVIP MFS International Growth Fund - Standard Class	141,570	15,176
LVIP MFS Value Fund - Standard Class	52,703	8,081
LVIP Mondrian International Value Fund - Standard Class	23,678	55,984
LVIP SSGA Bond Index Fund - Standard Class	52,927	5,607
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,871	5,715
LVIP SSGA Developed International 150 Fund - Standard Class	60,066	5,415
LVIP SSGA Emerging Markets 100 Fund - Standard Class	21,304	19,105
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	35,884	14,356
LVIP SSGA International Index Fund - Standard Class	41,673	15,925
LVIP SSGA International Managed Volatility Fund - Standard Class	22,906	6,738
LVIP SSGA Large Cap 100 Fund - Standard Class	32,006	7,986
LVIP SSGA Moderate Index Allocation Fund - Standard Class	27,580	1,904
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	10,324	18,143
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	58,232	40,602
LVIP SSGA S&P 500 Index Fund - Standard Class	120,834	59,604
LVIP SSGA Small-Cap Index Fund - Standard Class	31,258	22,856
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	11,197	1,891
LVIP T. Rowe Price Growth Stock Fund - Standard Class	5,302	2,672
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,035	5,956
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	779	3,526
LVIP Vanguard International Equity ETF Fund - Standard Class	15,971	18,013
LVIP Wellington Capital Growth Fund - Standard Class	13,929	1,102
LVIP Wellington Mid-Cap Value Fund - Standard Class	31,030	25,900
MFS® VIT Growth Series - Initial Class	375,030	22,206
MFS® VIT Total Return Series - Initial Class	18,581	523,663
MFS® VIT Utilities Series - Initial Class	102,972	1,349,406
Neuberger Berman AMT Large Cap Value Portfolio - I Class	914	1,452
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	18,774	22,276
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	21,142	4,032
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	130,576	16,173
Putnam VT Equity Income Fund - Class IB	21,488	355
Putnam VT Global Health Care Fund - Class IB	3,756	3,561
Putnam VT Growth & Income Fund - Class IB	2,929	21,699
Templeton Foreign VIP Fund - Class 2	4,734	9,991
Templeton Global Bond VIP Fund - Class 1	40,384	31,237
Templeton Growth VIP Fund - Class 1	7,328	5,685
Templeton Growth VIP Fund - Class 2	1,091	1,440

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2017:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	22,511	$30.32	$682,547	$520,898
AB VPS Growth and Income Portfolio - Class A	12,478	33.35	416,154	317,350
AB VPS International Value Portfolio - Class A	3,126	16.30	50,957	44,371
AB VPS Large Cap Growth Portfolio - Class A	1,613	56.34	90,880	76,966
AB VPS Small/Mid Cap Value Portfolio - Class A	28,248	21.68	612,412	520,354
American Century VP Inflation Protection Fund - Class I	15,945	10.23	163,119	168,742
American Funds Global Growth Fund - Class 2	40,175	30.24	1,214,880	1,065,680
American Funds Global Small Capitalization Fund - Class 2	8,397	24.72	207,569	172,827
American Funds Growth Fund - Class 2	26,855	77.35	2,077,265	1,722,124
American Funds Growth-Income Fund - Class 2	29,873	49.71	1,485,004	1,247,529
American Funds International Fund - Class 2	56,908	21.63	1,230,912	1,039,276
BlackRock Global Allocation V.I. Fund - Class I	84,352	17.26	1,455,916	1,404,036
ClearBridge Variable Mid Cap Portfolio - Class I	18	20.23	372	377
Delaware VIP® Diversified Income Series - Standard Class	46,688	10.54	492,089	495,413
Delaware VIP® Emerging Markets Series - Standard Class	38,435	25.06	963,168	763,009
Delaware VIP® High Yield Series - Standard Class	54,398	5.20	282,869	294,955
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	23,053	9.83	226,615	228,212
Delaware VIP® REIT Series - Standard Class	50,704	13.49	683,998	672,923
Delaware VIP® Small Cap Value Series - Standard Class	24,534	42.73	1,048,347	761,448
Delaware VIP® Smid Cap Core Series - Standard Class	24,626	30.98	762,916	624,241
Delaware VIP® U.S. Growth Series - Standard Class	47,553	11.31	537,825	482,379
Delaware VIP® Value Series - Standard Class	22,688	31.57	716,253	591,731
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	14,312	13.61	194,789	191,226
Deutsche Equity 500 Index VIP Portfolio - Class A	32,619	22.19	723,823	498,402
Deutsche Small Cap Index VIP Portfolio - Class A	14,709	18.29	269,034	216,469
Fidelity® VIP Contrafund® Portfolio - Service Class	43,017	37.77	1,624,734	1,264,595
Fidelity® VIP Equity-Income Portfolio - Service Class	11,440	23.77	271,935	239,156
Fidelity® VIP Growth Opportunities Portfolio - Service Class	833	36.02	29,998	17,547
Fidelity® VIP Growth Portfolio - Service Class	3,241	73.76	239,088	190,177
Fidelity® VIP High Income Portfolio - Service Class	4,878	5.42	26,438	27,310
Fidelity® VIP Mid Cap Portfolio - Service Class	9,655	38.60	372,669	306,327
Fidelity® VIP Overseas Portfolio - Service Class	22,959	22.77	522,785	456,207
Franklin Income VIP Fund - Class 1	38,163	16.72	638,077	607,151
Franklin Mutual Shares VIP Fund - Class 1	27,263	20.71	564,612	531,283
Franklin Small-Mid Cap Growth VIP Fund - Class 1	10,414	19.71	205,251	198,779
Invesco V.I. American Franchise Fund - Series I Shares	5,012	62.97	315,575	217,733
Invesco V.I. Core Equity Fund - Series I Shares	3,036	36.72	111,478	91,823
Invesco V.I. International Growth Fund - Series I Shares	1,218	39.89	48,589	37,295
Janus Henderson Balanced Portfolio - Institutional Shares	9,108	35.27	321,224	246,938
Janus Henderson Balanced Portfolio - Service Shares	1,023	37.09	37,939	29,542
Janus Henderson Enterprise Portfolio - Service Shares	693	66.67	46,222	37,012
Janus Henderson Global Research Portfolio - Institutional Shares	3,740	51.20	191,510	120,219
Janus Henderson Global Research Portfolio - Service Shares	350	50.17	17,551	11,348
Janus Henderson Global Technology Portfolio - Service Shares	1,366	11.56	15,790	9,331
LVIP Baron Growth Opportunities Fund - Service Class	9,517	49.07	466,982	376,725
LVIP Baron Growth Opportunities Fund - Standard Class	1,274	50.37	64,148	41,391
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	9,198	20.92	192,408	159,151
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,688	10.21	88,701	90,544
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	279	11.72	3,267	3,257
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,625	37.98	137,686	81,815
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	8,194	14.96	122,607	97,411
LVIP Clarion Global Real Estate Fund - Standard Class	15,224	9.59	145,956	133,601
LVIP Delaware Bond Fund - Standard Class	76,733	13.61	1,044,104	1,042,798
LVIP Delaware Diversified Floating Rate Fund - Standard Class	56,139	10.19	572,005	565,822
LVIP Delaware Social Awareness Fund - Standard Class	880	39.13	34,449	30,256
LVIP Delaware Special Opportunities Fund - Standard Class	714	41.50	29,620	26,241

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	12,667	$10.82	$137,058	$119,906
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,343	32.02	75,023	62,119
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	14,592	15.29	223,135	190,812
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	4,686	10.52	49,295	49,427
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	477	35.97	17,154	14,941
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	12,158	14.30	173,876	152,664
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	47,545	14.77	702,005	649,094
LVIP Global Income Fund - Standard Class	29,644	11.36	336,633	336,314
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	62,365	15.11	942,029	861,178
LVIP Government Money Market Fund - Standard Class	42,735	10.00	427,353	427,353
LVIP JPMorgan High Yield Fund - Standard Class	7,876	10.80	85,077	86,501
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	3,250	17.74	57,643	39,194
LVIP Managed Risk Profile 2030 Fund - Standard Class	8,686	11.84	102,855	85,504
LVIP MFS International Growth Fund - Standard Class	15,521	17.88	277,476	232,962
LVIP MFS Value Fund - Standard Class	5,755	43.09	247,935	191,872
LVIP Mondrian International Value Fund - Standard Class	27,163	18.03	489,780	442,244
LVIP SSGA Bond Index Fund - Standard Class	27,271	11.23	306,278	309,632
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,966	13.09	25,731	23,603
LVIP SSGA Developed International 150 Fund - Standard Class	9,741	9.39	91,485	83,500
LVIP SSGA Emerging Markets 100 Fund - Standard Class	20,374	9.92	202,174	192,417
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	22,008	12.39	272,769	257,481
LVIP SSGA International Index Fund - Standard Class	26,586	9.91	263,360	232,263
LVIP SSGA International Managed Volatility Fund - Standard Class	11,578	10.00	115,731	99,081
LVIP SSGA Large Cap 100 Fund - Standard Class	11,680	13.92	162,530	161,229
LVIP SSGA Moderate Index Allocation Fund - Standard Class	8,812	14.66	129,178	116,734
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	6,330	13.16	83,312	74,197
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	11,945	13.65	163,008	154,789
LVIP SSGA S&P 500 Index Fund - Standard Class	56,456	18.39	1,037,936	704,148
LVIP SSGA Small-Cap Index Fund - Standard Class	5,141	31.73	163,142	132,101
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	3,501	13.46	47,134	47,683
LVIP T. Rowe Price Growth Stock Fund - Standard Class	2,219	43.58	96,692	59,288
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	7,168	25.97	186,153	151,946
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,479	18.80	46,615	28,761
LVIP Vanguard International Equity ETF Fund - Standard Class	18,751	11.59	217,326	173,234
LVIP Wellington Capital Growth Fund - Standard Class	2,234	45.77	102,264	84,118
LVIP Wellington Mid-Cap Value Fund - Standard Class	3,920	27.87	109,239	71,972
MFS® VIT Growth Series - Initial Class	14,261	48.90	697,369	552,098
MFS® VIT Total Return Series - Initial Class	6,496	24.70	160,460	134,033
MFS® VIT Utilities Series - Initial Class	19,623	29.50	578,877	548,603
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,719	16.71	28,716	24,723
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	26,620	27.79	739,766	572,634
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,827	19.58	74,924	59,809
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	59,447	7.16	425,640	536,301
Putnam VT Equity Income Fund - Class IB	897	26.69	23,945	21,152
Templeton Foreign VIP Fund - Class 2	6,983	15.47	108,032	97,366
Templeton Global Bond VIP Fund - Class 1	8,007	17.16	137,408	142,623
Templeton Growth VIP Fund - Class 1	6,625	16.24	107,597	85,888
Templeton Growth VIP Fund - Class 2	1,189	15.97	18,990	14,561

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	16,991	(851)	16,140
AB VPS Growth and Income Portfolio - Class A	638	(2,113)	(1,475)
AB VPS International Value Portfolio - Class A	263	(2,885)	(2,622)
AB VPS Large Cap Growth Portfolio - Class A	2,898	(6)	2,892
AB VPS Small/Mid Cap Value Portfolio - Class A	4,360	(1,826)	2,534
American Century VP Inflation Protection Fund - Class I	1,537	(126)	1,411
American Funds Global Growth Fund - Class 2	12,278	(7,832)	4,446
American Funds Global Small Capitalization Fund - Class 2	830	(1,285)	(455)
American Funds Growth Fund - Class 2	10,606	(41,513)	(30,907)
American Funds Growth-Income Fund - Class 2	11,539	(56,927)	(45,388)
American Funds International Fund - Class 2	6,133	(40,327)	(34,194)
BlackRock Global Allocation V.I. Fund - Class I	11,537	(2,302)	9,235
ClearBridge Variable Mid Cap Portfolio - Class I	28	—	28
Delaware VIP® Diversified Income Series - Standard Class	4,266	(1,995)	2,271
Delaware VIP® Emerging Markets Series - Standard Class	10,108	(9,499)	609
Delaware VIP® High Yield Series - Standard Class	1,559	(231)	1,328
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	6,169	(236)	5,933
Delaware VIP® REIT Series - Standard Class	3,199	(27,222)	(24,023)
Delaware VIP® Small Cap Value Series - Standard Class	1,087	(23,908)	(22,821)
Delaware VIP® Smid Cap Core Series - Standard Class	2,093	(2,184)	(91)
Delaware VIP® U.S. Growth Series - Standard Class	7,339	(4,281)	3,058
Delaware VIP® Value Series - Standard Class	6,189	(7,322)	(1,133)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	3,451	(415)	3,036
Deutsche Equity 500 Index VIP Portfolio - Class A	1,201	(2,580)	(1,379)
Deutsche Small Cap Index VIP Portfolio - Class A	962	(604)	358
Fidelity® VIP Contrafund® Portfolio - Service Class	3,744	(23,024)	(19,280)
Fidelity® VIP Equity-Income Portfolio - Service Class	140	(57)	83
Fidelity® VIP Growth Opportunities Portfolio - Service Class	33	(45)	(12)
Fidelity® VIP Growth Portfolio - Service Class	1,619	(1,200)	419
Fidelity® VIP High Income Portfolio - Service Class	124	(48)	76
Fidelity® VIP Mid Cap Portfolio - Service Class	1,107	(24,016)	(22,909)
Fidelity® VIP Overseas Portfolio - Service Class	15,411	(383)	15,028
Franklin Income VIP Fund - Class 1	3,815	(978)	2,837
Franklin Mutual Shares VIP Fund - Class 1	4,631	(1,258)	3,373
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,205	(168)	4,037
Invesco V.I. American Franchise Fund - Series I Shares	565	(4,426)	(3,861)
Invesco V.I. Core Equity Fund - Series I Shares	440	(375)	65
Invesco V.I. International Growth Fund - Series I Shares	3,314	(15,370)	(12,056)
Janus Henderson Balanced Portfolio - Institutional Shares	301	(1,130)	(829)
Janus Henderson Balanced Portfolio - Service Shares	10	(17)	(7)
Janus Henderson Enterprise Portfolio - Service Shares	492	(250)	242
Janus Henderson Global Research Portfolio - Institutional Shares	103	(2,649)	(2,546)
Janus Henderson Global Research Portfolio - Service Shares	45	(25)	20
Janus Henderson Global Technology Portfolio - Service Shares	373	(637)	(264)
LVIP Baron Growth Opportunities Fund - Service Class	3,078	(5,505)	(2,427)
LVIP Baron Growth Opportunities Fund - Standard Class	12	(102)	(90)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,391	(522)	1,869
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,039	(340)	699
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	280	(7)	273
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	215	(102)	113
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	237	(1,146)	(909)
LVIP Clarion Global Real Estate Fund - Standard Class	1,871	(1,139)	732
LVIP Delaware Bond Fund - Standard Class	13,235	(1,133)	12,102
LVIP Delaware Diversified Floating Rate Fund - Standard Class	10,754	(626)	10,128
LVIP Delaware Social Awareness Fund - Standard Class	53	(91)	(38)
LVIP Delaware Special Opportunities Fund - Standard Class	83	(45)	38
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,730	(1,684)	46
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	477	(2,114)	(1,637)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,887	(1,569)	318
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	833	(367)	466
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	146	(56)	90
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	903	(529)	374
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,047	(2,273)	4,774
LVIP Global Income Fund - Standard Class	3,906	(714)	3,192
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,580	(1,686)	1,894
LVIP Government Money Market Fund - Standard Class	41,951	(11,497)	30,454
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	503	(503)	—
LVIP JPMorgan High Yield Fund - Standard Class	1,982	(2,141)	(159)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	397	(148)	249
LVIP Managed Risk Profile 2030 Fund - Standard Class	—	(56,097)	(56,097)
LVIP MFS International Growth Fund - Standard Class	11,002	(1,120)	9,882
LVIP MFS Value Fund - Standard Class	2,412	(353)	2,059
LVIP Mondrian International Value Fund - Standard Class	644	(2,577)	(1,933)
LVIP SSGA Bond Index Fund - Standard Class	5,982	(329)	5,653
LVIP SSGA Conservative Index Allocation Fund - Standard Class	315	(395)	(80)
LVIP SSGA Developed International 150 Fund - Standard Class	5,290	(509)	4,781
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,070	(1,232)	(162)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,221	(733)	1,488
LVIP SSGA International Index Fund - Standard Class	3,462	(1,658)	1,804
LVIP SSGA International Managed Volatility Fund - Standard Class	2,327	(695)	1,632
LVIP SSGA Large Cap 100 Fund - Standard Class	1,512	(461)	1,051
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,577	(86)	1,491
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	367	(1,133)	(766)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,884	(2,367)	517
LVIP SSGA S&P 500 Index Fund - Standard Class	5,727	(2,507)	3,220
LVIP SSGA Small-Cap Index Fund - Standard Class	1,576	(1,223)	353
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	636	(60)	576
LVIP T. Rowe Price Growth Stock Fund - Standard Class	171	(88)	83
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	268	(349)	(81)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	4	(182)	(178)
LVIP Vanguard International Equity ETF Fund - Standard Class	946	(1,361)	(415)
LVIP Wellington Capital Growth Fund - Standard Class	400	(26)	374
LVIP Wellington Mid-Cap Value Fund - Standard Class	1,725	(1,503)	222
MFS® VIT Growth Series - Initial Class	9,715	(727)	8,988
MFS® VIT Total Return Series - Initial Class	472	(24,844)	(24,372)
MFS® VIT Utilities Series - Initial Class	1,310	(35,477)	(34,167)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	—	(48)	(48)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	251	(700)	(449)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	749	(161)	588
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	10,825	(1,699)	9,126
Putnam VT Equity Income Fund - Class IB	1,014	(11)	1,003
Putnam VT Global Health Care Fund - Class IB	136	(136)	—
Putnam VT Growth & Income Fund - Class IB	—	(1,021)	(1,021)
Templeton Foreign VIP Fund - Class 2	113	(504)	(391)
Templeton Global Bond VIP Fund - Class 1	2,134	(1,514)	620
Templeton Growth VIP Fund - Class 1	310	(306)	4
Templeton Growth VIP Fund - Class 2	31	(52)	(21)

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	2,302	(929)	1,373
AB VPS Growth and Income Portfolio - Class A	1,813	(142)	1,671
AB VPS International Value Portfolio - Class A	1,025	(240)	785
AB VPS Small/Mid Cap Value Portfolio - Class A	4,042	(2,997)	1,045
American Century VP Inflation Protection Fund - Class I	1,416	(535)	881
American Funds Global Growth Fund - Class 2	10,565	(2,382)	8,183
American Funds Global Small Capitalization Fund - Class 2	1,209	(706)	503
American Funds Growth Fund - Class 2	15,283	(8,021)	7,262

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth-Income Fund - Class 2	10,986	(5,621)	5,365
American Funds International Fund - Class 2	13,687	(12,839)	848
BlackRock Global Allocation V.I. Fund - Class I	11,642	(2,457)	9,185
Delaware VIP® Diversified Income Series - Standard Class	4,691	(2,480)	2,211
Delaware VIP® Emerging Markets Series - Standard Class	8,559	(9,384)	(825)
Delaware VIP® High Yield Series - Standard Class	1,834	(2,277)	(443)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	5,615	(693)	4,922
Delaware VIP® REIT Series - Standard Class	6,043	(1,535)	4,508
Delaware VIP® Small Cap Value Series - Standard Class	2,251	(3,880)	(1,629)
Delaware VIP® Smid Cap Core Series - Standard Class	4,377	(1,186)	3,191
Delaware VIP® U.S. Growth Series - Standard Class	748	(340)	408
Delaware VIP® Value Series - Standard Class	7,332	(10,469)	(3,137)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	3,686	(2,168)	1,518
Deutsche Equity 500 Index VIP Portfolio - Class A	1,390	(4,301)	(2,911)
Deutsche Small Cap Index VIP Portfolio - Class A	3,049	(2,839)	210
Fidelity® VIP Contrafund® Portfolio - Service Class	22,741	(3,787)	18,954
Fidelity® VIP Equity-Income Portfolio - Service Class	52	(414)	(362)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	44	(45)	(1)
Fidelity® VIP Growth Portfolio - Service Class	3,143	(292)	2,851
Fidelity® VIP High Income Portfolio - Service Class	9	(102)	(93)
Fidelity® VIP Mid Cap Portfolio - Service Class	2,606	(755)	1,851
Fidelity® VIP Overseas Portfolio - Service Class	244	(101)	143
Franklin Income VIP Fund - Class 1	6,247	(1,333)	4,914
Franklin Mutual Shares VIP Fund - Class 1	2,696	(2,584)	112
Franklin Small-Mid Cap Growth VIP Fund - Class 1	618	(124)	494
Invesco V.I. American Franchise Fund - Series I Shares	3,520	(4,761)	(1,241)
Invesco V.I. Core Equity Fund - Series I Shares	290	(822)	(532)
Invesco V.I. International Growth Fund - Series I Shares	12,475	(2,388)	10,087
Janus Henderson Balanced Portfolio - Institutional Shares	55	(544)	(489)
Janus Henderson Balanced Portfolio - Service Shares	44	(465)	(421)
Janus Henderson Enterprise Portfolio - Service Shares	19	(1,879)	(1,860)
Janus Henderson Global Research Portfolio - Institutional Shares	2,842	(3,101)	(259)
Janus Henderson Global Research Portfolio - Service Shares	51	(24)	27
Janus Henderson Global Technology Portfolio - Service Shares	159	(66)	93
LVIP Baron Growth Opportunities Fund - Service Class	3,227	(1,871)	1,356
LVIP Baron Growth Opportunities Fund - Standard Class	25	(67)	(42)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,903	(374)	2,529
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	2,920	(10,456)	(7,536)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,030	(417)	613
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	180	(105)	75
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	479	(360)	119
LVIP Clarion Global Real Estate Fund - Standard Class	3,855	(581)	3,274
LVIP Delaware Bond Fund - Standard Class	4,083	(4,482)	(399)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	13,034	(3,604)	9,430
LVIP Delaware Social Awareness Fund - Standard Class	66	(85)	(19)
LVIP Delaware Special Opportunities Fund - Standard Class	110	(48)	62
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,768	(1,246)	1,522
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,522	(410)	2,112
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,901	(1,778)	1,123
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	968	(464)	504
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,253	(7,075)	(4,822)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	506	(598)	(92)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	5,412	(4,796)	616
LVIP Global Income Fund - Standard Class	6,142	(1,211)	4,931
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	8,152	(2,131)	6,021
LVIP Government Money Market Fund - Standard Class	11,676	(15,743)	(4,067)
LVIP JPMorgan High Yield Fund - Standard Class	748	(453)	295
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	371	(161)	210
LVIP Managed Risk Profile 2030 Fund - Standard Class	1,502	(651)	851
LVIP MFS International Growth Fund - Standard Class	952	(242)	710
LVIP MFS Value Fund - Standard Class	2,611	(1,481)	1,130
LVIP Mondrian International Value Fund - Standard Class	2,736	(6,797)	(4,061)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Bond Index Fund - Standard Class	4,509	(1,039)	3,470
LVIP SSGA Conservative Index Allocation Fund - Standard Class	13	(517)	(504)
LVIP SSGA Developed International 150 Fund - Standard Class	131	(377)	(246)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,184	(9,675)	(8,491)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	4,353	(520)	3,833
LVIP SSGA International Index Fund - Standard Class	6,182	(433)	5,749
LVIP SSGA International Managed Volatility Fund - Standard Class	10,224	(1)	10,223
LVIP SSGA Large Cap 100 Fund - Standard Class	2,700	(22,046)	(19,346)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,021	(99)	1,922
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	521	(1,343)	(822)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	5,550	(597)	4,953
LVIP SSGA S&P 500 Index Fund - Standard Class	6,582	(2,380)	4,202
LVIP SSGA Small-Cap Index Fund - Standard Class	1,937	(959)	978
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	400	(224)	176
LVIP T. Rowe Price Growth Stock Fund - Standard Class	220	(71)	149
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,372	(332)	5,040
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	7	(148)	(141)
LVIP Vanguard International Equity ETF Fund - Standard Class	1,764	(492)	1,272
LVIP Wellington Capital Growth Fund - Standard Class	2,448	(27)	2,421
LVIP Wellington Mid-Cap Value Fund - Standard Class	326	(803)	(477)
M International Equity Fund	—	(1,500)	(1,500)
MFS® VIT Growth Series - Initial Class	487	(726)	(239)
MFS® VIT Total Return Series - Initial Class	25,421	(1,290)	24,131
MFS® VIT Utilities Series - Initial Class	10,048	(1,533)	8,515
Neuberger Berman AMT Large Cap Value Portfolio - I Class	—	(2,232)	(2,232)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,749	(3,859)	(110)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	449	(212)	237
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	10,675	(5,354)	5,321
Putnam VT Growth & Income Fund - Class IB	—	(16)	(16)
Templeton Foreign VIP Fund - Class 2	119	(382)	(263)
Templeton Global Bond VIP Fund - Class 1	969	(1,659)	(690)
Templeton Growth VIP Fund - Class 1	1,201	(228)	973
Templeton Growth VIP Fund - Class 2	15	(38)	(23)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York and

Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance (the "Variable Account"), comprised of the subaccounts described in the related appendix to this opinion (collectively referred to as the "subaccounts"), as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania
April 19, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS International Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Inflation Protection Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Equity 500 Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Deutsche Small Cap Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Income VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Foreign VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Growth VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Growth VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Government Money Market Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Growth Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Total Return Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Utilities Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from December 9, 2016 through December 31, 2016.
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2017	For the period from February 2, 2017 through December 31, 2017
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2017	For the period from November 20, 2017 through December 31, 2017
Putnam VT Equity Income Fund - Class IB	As of December 31, 2017	For the period from May 12, 2017 through December 31, 2017
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the period from November 24, 2017 through December 31, 2017
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2017	For the period from March 14, 2017 through December 31, 2017
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016)
Putnam VT Growth & Income Fund - Class IB	N/A - the fund merged into Putnam VT Equity Income Fund - Class IB during 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)
(b)	Not applicable.
(c)	(1)	Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3) and Amendments (4)
(d)	(1)	Policy Form LN697 NY(5)
(2)	No-Lapse Enhancement Rider—Policy Form LR697 NY(7)
(3)	Overloan Protection Rider—Policy Form LR540 NY(7)
(4)	Premium Reserve Rider—Policy Form LR543 NY(7)
(e)	(1)	Application—LFF06300-18 NY(9)
(2)	Addendum to Application—(9)
(f)	(1)	Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)
(2)	Bylaws of Lincoln Life & Annuity Company of New York.(1)
(g)	Reinsurance Contracts(7)
(h)	Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)	AIM Variable Insurance Fund (Invesco Variable Insurance Funds)(12)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(10)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc.(16)
(4)	American Funds Insurance Series(15)
(5)	BlackRock Variable Series Fund, Inc. (11)
(6)	Delaware VIP Trust(10)
(7)	Deutsche Variable Series II (14)
(8)	Fidelity Variable Insurance Products(16)
(9)	Franklin Templeton Variable Insurance Products Trust(10)
(10)	JPMorgan Insurance Trust(15)
(11)	Legg Mason Partners Variable Equity Trust(16)
(12)	Lincoln Variable Insurance Products Trust(13)
(13)	MFS Variable Insurance Trust(10)
(14)	PIMCO Variable Insurance Trust(17)
(i)	(1)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(6)
(2)	Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(8)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esquire. (Filed herewith)
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.

(p)	Not applicable.
(q)	Compliance Procedures(16)

(1)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(2)	Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-145531) filed on November 16, 2007.
(4)	Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-149053) filed on January 23, 2009.
(6)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(7)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.
(9)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.
(10)	Incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(11)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(12)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(13)	Incorporated by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(14)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(15)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(16)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-141769) filed on April 9, 2018.
(17)	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III Granville Capital 300 North Greene Street Greensboro, NC 27401	Director
Mark E Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia 7126 Kittiwake Run Manlius, NY 13104	Director
Patrick S. Pittard Terry College of Business 3475 Lenox Road NE Atlanta, GA 30326	Director
Robert O. Sheppard*	Assistant Vice President, Secretary and General Counsel
*	Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**	Principal business address is 150 Radnor Chester Road, Radnor, PA 19087
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018).
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Andrew J. Bucklee*	Senior Vice President and Director
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
Thomas O’Neill*	Senior Vice President and Chief Operating Officer
Nancy A. Smith*	Secretary
*	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal business address is 350 Church Street, Hartford, CT 06103
(c)	N/A
Item 31. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 13 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 19th day of April, 2018.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

LLANY Separate Account R for Flexible Premium
Variable Life Insurance
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 13 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) has been signed below on April 19, 2018 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/ Randal J. Freitag *	Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Director
Mark E. Konen

/s/ George W. Henderson, III *	Director
George W. Henderson, III

/s/ M. Leanne Lachman *	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *	Director
Patrick S. Pittard

*By:	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M (811-08559)

VUL-I / VULcv
VULcv-II / VUL Flex ES
VULcv-III ES
VULdb / VULdb ES
VULdb-II ES
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
AssetEdge VUL
AssetEdge VUL/AssetEdge Exec VUL 2015
VULone 2007
VULone 2010

LLANY Separate Account R for Flexible Premium Variable Life (811-08651)	SVUL / SVUL ES SVUL-II ES SVUL-III ES SVUL-IV ES/PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007
LLANY Separate Account S for Flexible Premium Variable Life (811-09257)	CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life & Annuity Flexible Premium Variable Life Account Y (811-21029)	American Legacy VULcv-III American Legacy VULdb-II American Legacy SVUL-III American Legacy VULcv-IV American Legacy VULdb-IV American Legacy SVUL-IV/PreservationEdge SVUL American Legacy AssetEdge

Variable Annuity Insurance Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H (811-08441)

American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class

Lincoln Life & Annuity Variable Annuity Account L (811-07785)	Group Variable Annuity
Lincoln New York Account N for Variable Annuities (811-09763)

ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus
ChoicePlus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus II Advance
ChoicePlus II Bonus
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
Lincoln InvestmentSolutions
Lincoln Investor Advantage
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage Advisory
Core Income

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III	Director
George W. Henderson, III

/s/ Mark E. Konen	Director
Mark E. Konen

/s/ M. Leanne Lachman	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard	Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell	/s/ Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/ Kimberly A. Genovese	/s/ Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/ Donald E. Keller	/s/ Brian A. Kroll
Donald E. Keller	Brian A. Kroll

/s/ John L. Reizian	/s/ Lawrence A. Samplatsky
John L. Reizian	Lawrence A. Samplatsky

/s/ Stephen R. Turer	/s/ John D. Weber
Stephen R. Turer	John D. Weber

Version:  March 2018